SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement ☐ Definitive Information Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

IDT Corporation

(Exact Name of Registrant as specified in its Charter)

Payment of filing fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rule 14a-6(i)(1), and 0-11.

(1)	Title of each class of securities to which transaction applies: Class B Common Stock

(2)	Aggregate number of securities to which transactions applies: 3,754,479

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $15.28 per share -determined solely for the purpose of calculating the filing fee in accordance with Rule 0-11 under the Securities Exchange Act of 1934, based on the average of the high and low prices of the Registrant’s Class B Common Stock as reported on the New York Stock Exchange on December 27, 2004.

(4)	Proposed maximum aggregate value of transaction: $57,368,439.12

(5)	Total fee paid: $6,752.27

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

(3)	Filing party:

(4)	Date filed:

INFORMATION STATEMENT

IDT Corporation 520 Broad Street Newark, NJ 07102 January •, 2005

Dear Stockholder:

This information statement is being furnished to the stockholders of IDT Corporation to provide information about our pending acquisition of additional interests in Net2Phone, Inc., a controlled subsidiary of IDT Corporation, from Liberty Media Corporation, and the adoption by Mr. Howard S. Jonas, our Chairman of the Board and holder of approximately 57.9% of the voting power of our capital stock, of a written consent approving of the acquisition and the issuance of shares of our Class B common stock in connection therewith.

On December 15, 2004, we entered into an agreement with certain subsidiaries of Liberty Media pursuant to which we will acquire Liberty Media’s direct and indirect interests in Net2Phone in exchange for 3,754,479 shares of our Class B common stock.

Liberty Media’s interests in Net2Phone consist of 1.25 million shares of common stock of Net2Phone held by Liberty N2P III, Inc. and membership interests in NTOP Holdings, LLC held by Liberty N2P, Inc. and Liberty N2P II, Inc. NTOP Holdings is a consortium we created in October 2001 with Liberty Media and AT&T Corp. to hold approximately 28.9 million shares of Class A common stock of Net2Phone. AT&T sold its interests in NTOP Holdings to Liberty Media and us in October 2002.

As of December 3, 2004, NTOP Holdings’ interest in Net2Phone represented approximately 37.9% of Net2Phone’s outstanding capital stock and 54.9% of the aggregate voting power in Net2Phone. Upon consummation of the transaction described in this information statement, we will own all of the interests in NTOP Holdings and the 1.25 million shares of common stock of Net2Phone held by a subsidiary of Liberty Media, increasing our effective equity interest in Net2Phone to approximately 41.5%, and we will hold approximately 57.6% of the aggregate voting power of Net2Phone.

Net2Phone is a leading provider of Voice over Internet Protocol, or VoIP, communication services. Net2Phone delivers telephony solutions to businesses and consumers in over 200 countries, capitalizing on the growth, quality, flexibility and cost advantages of VoIP technologies. Net2Phone offers cable operators a fully outsourced telephony platform to deliver high-quality residential phone services to their subscribers, enabling them to compete with traditional phone companies. Net2Phone’s common stock is publicly traded on the Nasdaq National Market under the symbol “NTOP.”

In accordance with the rules of the New York Stock Exchange, before we can issue the shares of our Class B common stock to affiliates of Liberty Media in connection with the acquisition, we must obtain the approval of our stockholders. On December 15, 2004, Mr. Howard S. Jonas, our Chairman of the Board, delivered to us a written consent representing approximately 57.9% of the voting power eligible to vote on this matter, approving the mergers and the issuance of shares of our Class B common stock as consideration therefor.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

This information statement is being mailed on or about January •, 2005, to the holders of record of our Class A common stock, common stock and Class B common stock on January 3, 2005, the record date set by our board of directors for determining the stockholders eligible to receive this information statement.

As of the record date, there were issued and outstanding: 9,816,988 shares of Class A common stock (each with three votes per share), 18,845,933 shares of common stock (each with one vote per share) and 68,163,626 shares of Class B common stock (each with one-tenth of one vote per share).

We expect the mergers to become effective on or after February •, 2005, which is twenty calendar days following the date on which this information statement was first sent to stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason Senior Vice President, General Counsel and Secretary

SUMMARY TERM SHEET

This summary term sheet highlights important information discussed in greater detail elsewhere in this information statement. This summary includes parenthetical references to pages in other portions of this information statement containing a more detailed description of the topics presented in this summary term sheet. This summary term sheet may not contain all of the information that is important to you. To more fully understand the transaction discussed in this information statement, you should read carefully this entire document and the other documents to which we have referred you.

Overview (Page 5)	We are sending this information statement:

•	to provide you with information about a transaction with subsidiaries of Liberty Media Corporation pursuant to which we will acquire additional direct and indirect interests in our subsidiary Net2Phone, Inc., and

•	to advise you that Howard S. Jonas, our Chairman of the Board of Directors and the holder of the majority of the aggregate voting power of our capital stock, delivered a written consent authorizing the acquisition of the interests in Net2Phone from subsidiaries of Liberty Media and the issuance of shares of our Class B common stock as consideration therefor.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Parties to the Agreement (Page 6)

The acquisition is structured as a series of mergers between three of our wholly owned subsidiaries formed for the purpose of this transaction and subsidiaries of Liberty Media that hold direct and indirect interests in Net2Phone. The parties to the agreement are:

•	IDT Corporation (a Delaware corporation) — We are a multinational telecommunications and entertainment company. Our primary telecommunications offerings are prepaid debit and rechargeable calling cards, wholesale carrier services and consumer local and long distance phone services. Our entertainment business is comprised of complementary operations and investments that enable us to acquire, develop, finance and produce animated entertainment programming and to distribute home entertainment content to the mass market. We also operate various media-related businesses including brochure distribution and radio operations. IDT is the parent company of the three entities named immediately below, and IDT will not be merged with or into any other entity.

•	IDT LMC-N2P Acquisition I, Inc. (a Delaware corporation) — IDT LMC-N2P Acquisition I is a wholly owned subsidiary of IDT and was formed solely for the purpose of effecting the merger (as described below) with Liberty N2P, Inc.

•	IDT LMC-N2P Acquisition II, Inc. (a Delaware corporation) — IDT LMC-N2P Acquisition II is a wholly owned subsidiary of

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IDT and was formed solely for the purpose of effecting the merger (as described below) with Liberty N2P II, Inc.

•	IDT LMC-N2P Acquisition III, Inc. (a Delaware corporation) — IDT LMC-N2P Acquisition III is a wholly owned subsidiary of IDT and was formed solely for the purpose of effecting the merger (as described below) with Liberty N2P III, Inc.

The address and phone number of our and our merger subsidiaries’ principal executive office is:

        IDT Corporation

        520 Broad Street

Newark, New Jersey 07102

         (973) 438-1000

•	LMC Animal Planet, Inc, (a Colorado corporation) — LMC Animal Planet is an indirect majority owned subsidiary of Liberty Media and holds interests in Animal Planet, a cable television channel, IDT and, through the Liberty N2P entities described below, Net2Phone. LMC Animal Planet is the parent company of the three entities named immediately below, and LMC Animal Planet will not be merged with or into any other entity.

•	Liberty N2P, Inc. (a Delaware corporation) — Liberty N2P is a wholly owned subsidiary of LMC Animal Planet and its sole business purpose is to hold 33 Class A and 97 Class B membership units in NTOP Holdings, a consortium formed by us, Liberty Media and AT&T in October 2001 to holds shares of Class A common stock of Net2Phone.

•	Liberty N2P II, Inc. (a Delaware corporation) — Liberty N2P II is a wholly owned subsidiary of LMC Animal Planet its sole business purpose is to hold 23 Class A membership units in NTOP Holdings.

•	Liberty N2P III, Inc. (a Delaware corporation) — Liberty N2P III is a wholly owned subsidiary of LMC Animal Planet and was formed for the purpose of holding 1,250,000 shares of common stock of Net2Phone.

The address and principal executive office of LMC Animal Planet and each Liberty N2P entity is:

c/o Liberty Media Corporation

    12300 Liberty Boulevard

  Englewood, Colorado 80112

    Telephone: (720) 875-5400

The Mergers (Page 9)	At the effective time of the mergers:

•	IDT LMC-N2P Acquisition I will be merged with and into Liberty N2P, which has 1,000 shares issued and outstanding, and

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each share of Liberty N2P will be converted into the right to receive 3,268.9719 shares of our Class B common stock.

•	IDT LMC-N2P Acquisition II will be merged with and into Liberty N2P II, which has 1,000 shares issued and outstanding, and each share of Liberty N2P II will be converted into the right to receive 236.3762 shares of our Class B common stock.

•	IDT LMC-N2P Acquisition III will be merged with and into Liberty N2P III, which has 1,000 shares issued and outstanding, and each share of Liberty N2P III will be converted into the right to receive 249.1313 shares of our Class B common stock.

The aggregate merger consideration will consist of 3,754,479 shares of our Class B common stock.

The Effects of the Acquisition (Page 6)	As a result of the acquisition, we will acquire an additional 1,250,000 shares of common stock of Net2Phone and we will own all of the membership interests in NTOP Holdings, LLC.

As a result of the acquisition, we will increase our effective equity interest in Net2Phone to approximately 41.5%, from approximately 18.2% as of December 15, 2004, and we will hold approximately 57.6% of the aggregate voting power of Net2Phone.

Currently, we control Net2Phone through our control of NTOP Holdings. Accordingly, there will be no change of control of Net2Phone.

Liberty Media will increase its equity ownership interest in IDT, which as of December 15, 2004 consisted of 13,483,089 shares of our Class B common stock, to 17,237,568 shares of our Class B common stock.

As a result of the issuance of our shares of Class B common stock in the acquisition, all stockholders, other than Liberty Media and its affiliates, will have a proportionally smaller percentage of the total ownership and voting power in our company.

Determination of the Consideration (Page 8)

The number of shares of our Class B common stock to be issued in the transaction was determined by reference to the closing prices of our Class B common stock and Net2Phone common stock on July 29, 2004, the date on which we entered into preliminary negotiations with Liberty Media regarding this transaction.

Reasons for the Acquisition (Page 7)	Management believes that the acquisition of these additional interests in Net2Phone will provide us and our stockholders with several advantages, including:

•	continued control of Net2Phone,

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•	acquisition of additional interests in Net2Phone at, what we believe to be, an attractive price, and

•	continued consolidation of Net2Phone’s financial results and balance sheet with our own.

United States Federal Income Tax Consequences (Page 10)	The mergers are structured as tax-free reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Antitrust Matters (Page 9)

The completion of the transaction was subject to expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to in this information statement as the HSR Act), and the rules and regulations promulgated thereunder. The waiting period was terminated on December 24, 2004.

Conditions to Closing (Page 10)	The consummation of the mergers depends of the satisfaction or waiver of a number of customary conditions to closing described in greater detail below.

Termination of the Agreement (Page 10)	The acquisition agreement may be terminated and the mergers may be abandoned:

•	by mutual written agreement of us and LMC Animal Planet, or

•	by either of us if the transaction is not consummated by February 28, 2005, or

•	if any governmental entity issues any nonappealable final order prohibiting the mergers.

Financial Information (Page 10)

Our selected financial data and other financial information is incorporated herein by reference to our most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q. We currently consolidate Net2Phone’s results of operations and balance sheet with our own because we control Net2Phone. Accordingly, the transaction will not have a material effect on our reported financial results and would not result in any change in our income (loss) from continuing operations or cash dividends (which we have never declared or paid).

Appraisal Rights (Page 9)	Holders of our common stock and Class B common stock do not have appraisal rights in connection with the acquisition and the issuance of shares of our Class B common stock in connection therewith.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain statements contained in this information statement are “forward-looking” statements, such as statements relating to future events and financial performance and proposed plans for Net2Phone. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Generally, the words “will,” “may,” “should,” “continue,” “believes,” “expects,” “intends,” “anticipates” or similar expressions identify forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: our ability to manage Net2Phone, our ability to continue to identify strategic opportunities and operational synergies with Net2Phone, our ability to reduce operating expenses by eliminating redundancies at IDT and Net2Phone, and the other factors discussed from time to time in our reports filed with the SEC, including, without limitation, our most recently filed annual report on Form 10-K.

OVERVIEW

Our History with Net2Phone

Net2Phone is a leading provider of Voice over Internet Protocol, or VoIP, communication services. Net2Phone delivers telephony solutions to businesses and consumers in over 200 countries, capitalizing on the growth, quality, flexibility and cost advantages of VoIP technologies. Net2Phone offers cable operators a fully outsourced telephony platform to deliver high-quality residential phone services to their subscribers, enabling them to compete with traditional phone companies.

Net2Phone began as a separate division of IDT, and in 1996 became a separately incorporated entity. In August 1999, Net2Phone completed its initial public offering of 6.2 million shares of its common stock, and in December 1999, Net2Phone completed another offering of 3.4 million shares of its common stock.

In August 2000, we completed the sale of 14.9 million shares of Net2Phone common stock to AT&T for approximately $1.1 billion.

NTOP Holdings was formed on October 23, 2001 and we and AT&T contributed our interests in Net2Phone to NTOP Holdings. Then, Liberty Media acquired a substantial portion of AT&T’s interests in NTOP Holdings from AT&T. As a result of the contributions by us and AT&T, NTOP Holdings beneficially owns 28,896,751 shares of Class A common stock of Net2Phone, representing, as noted above, approximately 54.9% of the aggregate voting power of Net2Phone (based on Net2Phone’s outstanding shares as reported in its most recently filed Quarterly Report on Form 10-Q).

On October 29, 2002, AT&T exercised certain put rights and sold its remaining interests in NTOP Holdings to us and affiliates of Liberty Media. As a result, the membership interests in NTOP Holdings are split between us and Liberty Media as follows:

Holder	Class of Membership Interest
	Class A	Class A-1	Class B
IDT Domestic Union	—	87	13
IDT Investments	6	—	30
Liberty N2P	33	—	97
Liberty N2P II	23	—	—

Through the ownership of the Class A-1 membership interests, we have the right to appoint the majority of the members of the board of managers of NTOP Holdings. The board of managers directs the voting of the shares of Class A common stock of Net2Phone beneficially owned by NTOP Holdings, thereby giving us effective control over Net2Phone. Accordingly, we have consolidated the financial results of Net2Phone with our own since October 23, 2001.

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Pursuant to the terms of the Limited Liability Agreement of NTOP Holdings (the “LLC agreement”), each of IDT and Liberty Media have the unilateral right at any time after January 1, 2004 to cause the dissolution of NTOP Holdings. If the unilateral right to dissolve NTOP Holdings had become effective, we could no longer consolidate Net2Phone because our control would have been be deemed to be temporary.

On December 30, 2003, we entered into a Right of First Refusal Agreement with the Liberty N2P entities, which, among other things, postponed the effective date of the liquidation rights to December 1, 2004. On December 1, 2004, this effective date was postponed until December 31, 2004.

Pursuant to the terms of the acquisition agreement, all the parties to the LLC agreement have agreed not to exercise their right to cause the dissolution of NTOP Holdings until the earlier of the consummation or termination of the mergers. Accordingly, we will continue to consolidate Net2Phone’s results of operations and balance sheet with our own through such time. Once the mergers are consummated, we will beneficially own a controlling interest in Net2Phone and we will consolidate Net2Phone’s results of operations and balance sheet with our own for as long as we continue to beneficially own a controlling interest in Net2Phone.

In November 2003, Net2Phone issued an additional 14 million shares of its common stock in an underwritten public offering at $4.50 per share. The offering consisted of 11.5 million shares sold to the public and 2.5 million shares sold to us and Liberty Media (1.25 million shares each). In an earlier transaction with Net2Phone’s former Chief Financial Officer, we acquired 273,798 shares of Net2Phone common stock. Accordingly, we currently hold 1,523,798 shares of Net2Phone common stock in addition to our interests in NTOP Holdings.

The Acquisition

We are proposing to acquire, through a series of mergers, all of Liberty Media’s interests in Net2Phone and NTOP Holdings in exchange for an aggregate of 3,754,479 shares of our Class B common stock.

In connection with the mergers, we formed three new subsidiaries that are wholly owned by IDT Corporation. The subsidiaries are IDT LMC-N2P Acquisition I, Inc., IDT LMC-N2P Acquisition II, Inc. and IDT LMC-N2P Acquisition III, Inc. Each subsidiary was formed solely for the purpose of being merged with and into one of the three Liberty Media entities, and none of these entities own any assets or conduct any operations.

The Liberty Media entities are Liberty N2P, Inc., Liberty N2P II, Inc. and Liberty N2P III, Inc. Each of Liberty N2P, Inc. and Liberty N2P II, Inc. hold membership interests in NTOP Holdings and Liberty N2P III, Inc. holds 1.25 million shares of common stock of Net2Phone. None of the Liberty N2P entities have any assets, other than direct or indirect interests in Net2Phone, or liabilities, nor do they conduct any other operations.

The acquisition of Liberty Media’s interests in Net2Phone, the acquisition agreement and the transactions contemplated thereby and the issuance of our shares of Class B common stock in consideration therefor were approved by our board of directors on December 15, 2004. At that time, Mr. Howard S. Jonas, our Chairman of the Board and holder of approximately 57.9% of the aggregate voting power of our capital stock, delivered a written consent of the majority stockholder approving the acquisition, the acquisition agreement and the transactions contemplated thereby and the issuance of our shares of Class B stock as consideration for the acquisition.

Effects of the Acquisition

As a result of the acquisition, we will acquire an additional 1,250,000 shares of common stock of Net2Phone and we will own all of the membership interests in NTOP Holdings.

As a result of the acquisition, we will increase our effective equity interest in Net2Phone to approximately 41.5% from 18.2% as of December 15, 2004. Upon consummation of the acquisition, we will hold approximately

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57.6% of the aggregate voting power of Net2Phone, based on the shares outstanding as reported in Net2Phone’s most recently filed Quarterly Report on Form 10-Q. These numbers do not take into account the additional 6,900,000 shares of Class A common stock of Net2Phone that will be issuable to us when we enter into a definitive telecommunication services agreement with Net2Phone pursuant to a memorandum of understanding we entered into in October 2003.

Currently, Liberty Media holds 13,483,089 shares of our Class B common stock, representing (based on our shares outstanding as of December 3, 2004) 19.1% of the outstanding shares of our Class B common stock, 14.0% of our total shares outstanding and 2.5% of the aggregate voting power of our capital stock. As a result of the acquisition, Liberty Media will increase its holdings in IDT to 17,237,568 shares of our Class B common stock, representing (based on our shares outstanding as of December 3, 2004) 24.1% of the outstanding shares of our Class B common stock, 17.2% of our total shares outstanding and 3.1 % of the aggregate voting power of our capital stock.

As a result of the issuance of our shares of Class B common stock in the acquisition, all other stockholders, however, will have a proportionally smaller percentage of the total ownership and voting power in IDT.

Following the acquisition, we do not intend to make any changes in the management and operations of Net2Phone. As the controlling stockholder, however, we will continue, as we have done in the past, to evaluate Net2Phone’s management and operations and we may seek to make changes in the future.

Reasons for the Acquisition; Factors Considered by the Board of Directors

We are acquiring these additional interests in Net2Phone because we believe that our control of Net2Phone and consolidation of its financial results and balance sheet with our own provides us with several significant advantages. When discussing this transaction, our board of directors considered several factors before approving the acquisition and the transactions contemplated thereby, including the issuance of our shares of Class B common stock as consideration for the acquisition.

•	IDT-Net2Phone Synergies. Our board of directors noted that Net2Phone is an independent public company with a majority independent board of directors. The board also noted that we work very closely with Net2Phone on several ventures, most notably providing telephony interconnect services for Net2Phone’s cable telephony operations described above. Our board concluded that this close operation between us and Net2Phone will be further enhanced with our greater and more direct economic interest in Net2Phone and this greater economic interest will better focus both us and Net2Phone in identifying additional joint ventures opportunities and synergistic marketing efforts, although no specific projects have been identified as of the date of this information statement.

•	Economic Position. Our board also noted that if we did not acquire these interests, we would have a significant minority position in Net2Phone, with no assurance that we would be able to continue to control Net2Phone. Without the continuity of control, we may not be well positioned to continue to work closely with Net2Phone on the development of its cable telephony service and other ventures.

•	Attractive Pricing. Our board noted that the transaction value for the Net2Phone stock is a reasonable price given Net2Phone’s historical stock price and prospects. The allocation of NTOP Holdings’ Net2Phone stock to us and the exchange ratio between IDT stock and Net2Phone stock is attractive because we are acquiring control of Net2Phone in exchange for IDT stock, with no cash requirement, and we are not paying a control premium for that acquisition. Because the acquisition price was determined with reference to trading prices for our and Net2Phone stock and no control premium is being paid, our board of directors also determined that no fairness opinion was necessary.

•	Cash Balances. In calculating our cash balances, we include all of Net2Phone’s cash and other assets on our balance sheet because Net2Phone is a consolidated entity. With the consummation of the

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acquisition, such consolidation will continue. While we accurately and prominently disclose what portion of the cash is in fact held by Net2Phone, the benefits to us in including that additional cash on our balance sheet has proven to be important to us when negotiating with telecommunications companies who may not otherwise negotiate interconnect and other agreements with us, but for the strength of our balance sheet.

•	Risk in Controlling Net2Phone. Our board also noted that there are risks inherent in owning a controlling stake in another public company, but our board noted that we have been managing these risks since Net2Phone completed its initial public offering and both we and Net2Phone have adopted several important corporate governance practices, including the formation of special board committees to review and examine transactions between us and Net2Phone and an IDT/Net2Phone dispute resolution committee, strict adherence to applicable law and best practices and respect for the separate corporate identities of the companies and their affiliated entities, all of which allow us to manage and mitigate these risks.

•	Liberty Media’s Additional Interests in IDT. Our board also noted that Liberty Media will significantly increase its economic interest in IDT as a result of the transaction. Generally, this was viewed as a positive and beneficial development and as an endorsement by Liberty Media of our growth and success over the years and our plans for the future. The board also believed that Liberty Media’s increased interest in IDT will allow us to gain wider recognition among investors and analysts. It was also noted that Liberty Media’s voting power would only increase to 3.1% of the total voting power.

Background of the Transaction

Management began considering our options with respect to Net2Phone during June and July 2004, in light of the fact that we would no longer consolidate Net2Phone as of December 1, 2004 absent a new arrangement with Liberty Media. While evaluating our options, management noted many of the same factors considered by our board (as discussed above), and determined that it would be in our best interests and the best interests of our stockholders to acquire a greater economic interest in Net2Phone and to take actions to ensure our continued control.

On July 29, 2004, Mr. Jonas met with Mr. John Malone, Chairman of Liberty Media, and discussed the management of Net2Phone and the then current holding structure. At that meeting, Mr. Jonas proposed to acquire Liberty Media’s direct and indirect interests in Net2Phone in exchange for shares of our Class B common stock. Mr. Jonas and Mr. Malone agreed that, if the acquisition were consummated, the interests in Net2Phone and the shares of our Class B common stock would be valued based on the trading prices as of July 29, 2004, and the various interests in NTOP Holdings would be valued on the same basis as if NTOP Holdings were liquidated as of such date, with no control premium to be paid by us in the transaction. Mr. Jonas and Mr. Malone agreed to work together to determine the most tax efficient manner for structuring the acquisition and to negotiate the definitive terms of the transaction.

During August 2004, our counsel and Liberty Media’s counsel discussed the structure of the acquisition. In September 2004, drafts of the acquisition agreement were circulated. After circulation of initial drafts of the acquisition agreement, we tabled the transaction because management’s attention was focused on completing the IDT annual report and proxy statement.

In early November, the parties respective counsel finalized a draft agreement, which draft agreement was presented separately to Mr. Jonas and Mr. Malone for approval. On November 16, 2004, Mr. Jonas and Mr. Malone held a conference call to discuss the transaction, at which time Mr. Jonas advised Mr. Malone that the transaction and the draft agreement would be presented to our board of directors for approval at the board’s annual meeting on December 15, 2004, and, subject to the approval of our board, we would enter into the agreement at such time.

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As discussed above, the acquisition agreement and all the transactions contemplated thereby was approved by our board on December 15, 2004, and we executed and delivered the acquisition agreement on December 16, 2004.

Regulatory Requirements

The completion of the acquisition was subject to expiration or termination of the applicable waiting period under the HSR Act, and the rules and regulations promulgated thereunder. We filed a Notification and Report Form concerning the mergers with the FTC on December 20, 2004. The waiting period was terminated by the FTC on December 24, 2004.

Appraisal Rights

Holders of our common stock and Class B common stock do not have appraisal rights in connection with the acquisition and the issuance of shares of our Class B common stock in connection therewith.

THE ACQUISITION AGREEMENT

Introduction

The acquisition is structured as a series of mergers between three of our wholly owned subsidiaries, which were formed for the purpose of the transaction described in this information statement, and the three Liberty N2P entities that hold direct and indirect interests in Net2Phone.

The Agreement

The mergers are being effectuated pursuant to and in accordance with the Agreement and Plan of Merger, dated as of December 15, 2004, by and among LMC Animal Planet, Liberty N2P, Inc., Liberty N2P II, Inc., Liberty N2P III, Inc., IDT Corporation, IDT LMC-N2P Acquisition I, Inc., IDT LMC-N2P Acquisition II, Inc., and IDT LMC-N2P Acquisition III, Inc.

A copy of the acquisition agreement is attached hereto as Exhibit A and you are urged to read it in its entirety. The following is just a summary of the material terms and provisions of the acquisition agreement and is qualified in its entirely by reference to the complete text of the acquisition agreement.

The Mergers

At the effective time of the mergers:

•	IDT LMC-N2P Acquisition I will be merged with and into Liberty N2P, which has 1,000 shares issued and outstanding, and each share of Liberty N2P will be converted into the right to receive 3,268.9719 shares of our Class B common stock.

•	IDT LMC-N2P Acquisition II will be merged with and into Liberty N2P II, which has 1,000 shares issued and outstanding, and each share of Liberty N2P II will be converted into the right to receive 236.3762 shares of our Class B common stock.

•	IDT LMC-N2P Acquisition III will be merged with an into Liberty N2P III, which has 1,000 shares issued and outstanding, and each share of Liberty N2P III will be converted into the right to receive 249.1313 shares of our Class B common stock.

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All the shares to be issued in the mergers will be issued to LMC Animal Planet. As noted above, the aggregate merger consideration will consist of 3,754,479 shares of our Class B common stock.

Tax Effect of the Mergers

The mergers are structured as tax-free reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Conditions to the Consummation of the Mergers

The mergers are subject to several customary conditions to closing, including:

•	the compliance with all of the shareholder approval requirements of Section 312.03 of the New York Stock Exchange Listed Company Manual, pursuant to which our stockholders must approve of the issuance of the shares to affiliates of Liberty Media because Liberty Media holds more that five percent of our outstanding capital stock, which condition was satisfied by the written consent of the majority stockholder delivered by Mr. Jonas and the delivery of this information statement,

•	that we grant LMC Animal Planet registration rights with respect to the shares of our Class B common stock to be issued in the mergers pursuant to a registration rights agreement to be executed at closing;

•	the authorization by the New York Stock Exchange, subject only to the official notice of issuance, of the listing of the shares of our Class B common stock to be issued in the mergers,

•	the expiration or termination of the applicable waiting period under the HSR Act, which waiting period was terminated on December 24, 2004,

•	the absence of any legal restraint or prohibition preventing the completion of the mergers,

•	the accuracy of the parties’ representations and warranties in the acquisition agreement, subject in some instances to qualifications as to materiality,

•	the performance by each party of its obligations under the acquisition agreement in all material respects, and

•	the absence of any material adverse effect (as defined in the acquisition agreement) with respect to us or our ability to consummate the mergers.

Termination of the Mergers

The acquisition agreement may be terminated and the mergers may be abandoned:

•	by mutual written agreement of us and LMC Animal Planet, or

•	by either of us if the mergers are not consummated by February 28, 2005, or

•	if any governmental entity issued any nonappealable final order prohibiting the mergers.

Indemnification

The parties have agreed to indemnify and hold each other harmless against any losses arising from the breach of representations, warranties and covenants in the Agreement, which indemnification obligation is capped at $60 million, subject to certain exceptions. We and LMC Animal Planet each made several representations with respect to certain tax matters, but we are not indemnifying LMC Animal Planet for any breach of such tax representations and warranties.

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FINANCIAL INFORMATION

Our financial information is incorporated herein by reference to our most recently filed annual report on Form 10-K and our most recently filed quarterly report on Form 10-Q. Please see “Where you can find more information” and “Incorporation of certain information by reference” below.

No financial information is being provided about the Liberty N2P entities, because these entities do not conduct any operations and have no assets or liabilities, other than the direct and indirect interests in Net2Phone held by the Liberty N2P entities.

We currently consolidate Net2Phone’s results of operations and balance sheet with our own and, management believes, that presenting pro forma financial information giving effect to the mergers would not be material. In addition, such pro forma financial information would not result in any differences in our book value per share, cash dividends (which we have never declared or paid) or income (loss) per share from continuing operations. Accordingly, no pro forma financial information is included in this information statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock (and Class A common stock, assuming conversion of all shares of Class A common stock into common stock) and our Class B common stock, common stock of IDT Telecom, Inc. (and Class A common stock of IDT Telecom, assuming conversion of all shares of Class A common stock into common stock of IDT Telecom), a privately held subsidiary of the Company, common stock of Net2Phone (and Class A common stock of Net2Phone, assuming conversion of all shares of Class A common stock into common stock of Net2Phone), by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the common stock (and Class A common stock, on an as-converted basis) or our Class B common stock, (ii) each of the Company’s directors and the named executive officers, and (iii) all our directors and executive officers as a group. Unless otherwise noted in the footnotes to the table, to the best of our knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them. Each holder of our common stock is entitled to one vote per share, each holder of our Class A common stock is entitled to three votes per share and each holder of our Class B common stock is entitled to one-tenth of a vote per share.

The security ownership information is given as of December 13, 2004 and, in the case of percentage ownership information, is based on the following amount of outstanding shares: (i) 28,662,921 shares of common stock (assuming conversion of all 9,816,988 currently outstanding shares of Class A common stock into common stock); (ii) 67,772,726 shares of our Class B common stock; (iii) 157,500 shares of common stock of IDT Telecom (assuming the conversion of all 150,000 shares of Class A common stock of IDT Telecom into common stock); and (iv) 76,296,527 shares of common stock of Net2Phone (assuming conversion of all 28,911,750 currently outstanding shares of Class A common stock of Net2Phone into common stock of Net2Phone).

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	Number of Shares of Common Stock		Percentage of Ownership of Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Power	Common Stock of IDT Telecom		Percentage of Ownership of Common Stock of IDT Telecom	Common Stock of Net2Phone		Percentage of Ownership of Common Stock of Net2Phone
Howard S. Jonas 520 Broad Street Newark, NJ 07102	11,643,296	(1)	40.6%	6,133,846	(1)	9.1%	57.9%	150,000	(23)	95.2%	30,420,548	(26)	39.6%
Liberty Media Corporation 12300 Liberty Blvd. Englewood, CO 80112	—		—	13,483,089	(2)	19.9%	2.5%	7,500		4.8%	30,146,750	(27)	39.2%
Oppenheimer Funds, Inc. 6803 South Tucson Way Centennial, CO 80112	—		—	6,405,440	(3)	9.5%	1.2%	—		—	—		—
Barclays Global Investors, N.A. 45 Freemont Street, 17th Floor, San Francisco, CA 94105	1,164,963	(4)	6.2%	—		—	2.1%	—		—	—		—
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401	1,658,550	(5)	8.8%	—		—	3.0%	—		—	—		—
James A. Courter	1,501	(6)	*	2,267,554	(6)	3.3%	*	702	(24)	*	30,501,852	(28)	39.7%
Ira A. Greenstein	974	(7)	*	215,554	(7)	*	*	234	(24)	*	—		—
Stephen R. Brown	2,210	(8)	*	200,554	(8)	*	*	234	(24)	*	87,180	(29)	*
Moshe Kaganoff	1,206	(9)	*	115,001	(9)	*	*	374	(24)	*	—		—
Joyce J. Mason	16,728	(10)	*	334,010	(10)	*	*	58	(24)	*	50,600	(29)	*
Marc E. Knoller	1,435	(11)	*	199,626	(11)	*	*	234	(24)	*	48,300	(29)	*
Jonathan Levy	1,313	(12)	*	140,706	(12)	*	*	421	(24)	*	58,710	(29)	*
Morris Lichtenstein	1,054	(13)	*	159,992	(13)	*	*	2,528	(24)	*	34,110	(29)	*
Rudy Boschwitz	—		—	51,998	(14)	*	*	—		—	—		—
J. Warren Blaker	—		—	121,666	(15)	*	*	—		—	—		—
Saul K. Fenster	500	(16)	*	43,498	(16)	*	*	—		—	—		—
Jeane J. Kirkpatrick	—		—	5,999	(17)	*	*	—		—	—		—
William F. Weld	—		—	6,666	(18)	*	*	—		—	—		—
Jack Kemp	—		—	101,998	(19)	*	*	—		—	1,000	(29)	*
Michael J. Levitt	—		—	71,998	(20)	*	*	—		—	—		—
James S. Gilmore, III	—		—	31,998	(21)	*	*	—		—	—		—
All directors and executive officers as a group (21 persons)	11,674,723	(22)	40.7%	10,412,054	(22)	14.5%	59.8%	155,223	(25)	95.4%	30,878,052	(30)	40.0%

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*	Less than 1%.
(1)	Includes an aggregate of 9,816,988 shares of Class A common stock, 1,826,308 shares of common stock and 6,133,846 shares of Class B common stock, consisting of (i) 9,797,418 shares of Class A common stock held by Mr. Jonas directly, (ii) 19,570 shares of Class A common stock held by The Jonas Family Limited Partnership, (iii) 825,142 shares of common stock beneficially owned by the Jonas Foundation, (iv) 1,000,000 shares of common stock beneficially owned by the Howard S. and Deborah Jonas Foundation, (v) 1,166 shares of common stock held by Mr. Jonas in his 401(k) plan, (vi) 1,278,992 shares of Class B common stock held directly by Mr. Jonas, (vii) 1,200,000 shares of Class B common stock beneficially owned by the Howard S. and Deborah Jonas Foundation, (viii) 19,570 shares of Class B common stock beneficially owned by the Jonas Family Limited Partnership, (ix) an aggregate of 3,406,176 shares of Class B common stock beneficially owned in equal amounts by eight separate Trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement for the benefit of the children of Mr. Jonas, and (x) 229,108 shares of Class B common stock beneficially owned by the Howard S. Jonas 1998 Annuity Trust. Mr. Jonas is the General Partner of The Jonas Family Limited Partnership and, with his wife Deborah Jonas, is the co-trustee of each of The Jonas Foundation, the Howard S. and Deborah Jonas Foundation, each of the Trusts under Article Four of the Howard S. Jonas 1996 Annuity Trust Agreement and the Howard S. Jonas 1998 Annuity Trust.
(2)	Based solely upon a Schedule 13D/A filed on March 3, 2004. Liberty Media also owns 7,500 shares of common stock of IDT Telecom, Inc. (approximately 4.8% of the total outstanding) and 88.235 shares of IDT Media, Inc. (approximately 5.6% of the total outstanding).
(3)	Based solely upon a Schedule 13G filed on August 10, 2004.
(4)	Based solely upon a Schedule 13G filed on February 13, 2004.
(5)	Based solely upon a Schedule 13G/A filed on February 6, 2004.
(6)	Includes (a) 26,667 restricted shares of Class B common stock held by Mr. Courter directly, (b) 1,501 shares of common stock held by Mr. Courter in his 401(k) Plan and (c) 2,240,887 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(7)	Includes (a) 26,667 restricted shares of Class B common stock held by Mr. Greenstein directly, (b) 974 shares of common stock held by Mr. Greenstein in his 401(k) Plan and (c) 188,887 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(8)	Includes (a) 1,000 shares of common stock and 1,000 shares of Class B common stock held by Mr. Brown directly, (b) 26,667 restricted shares of Class B common stock held by Mr. Brown directly, (c) 1,210 shares of common stock held by Mr. Brown in his 401(k) Plan and (d) 172,887 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(9)	Includes (a) 16,000 restricted shares of Class B common stock held by Mr. Kaganoff directly, (b) 1,206 shares of common stock held by Mr. Kaganoff in his 401(k) Plan and (c) 99,001 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(10)	Includes (a) 10,380 shares of common stock and 14,298 shares of Class B common stock held by Ms. Mason directly, (b) 13,333 restricted shares of Class B common stock held by Ms. Mason directly, (c) 1,708 shares of common stock held by Ms. Mason in her 401(k) Plan, (d) an aggregate of 4,640 shares of common stock and 14,335 shares of Class B common stock owned by Ms. Mason’s husband, son and daughter and (e) 292,044 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(11)	Includes (a) 459 shares of Class B common stock held by Mr. Knoller directly, (b) 20,000 restricted shares of Class B common stock held by Mr. Knoller directly, (c) 1,435 shares of common stock held by Mr. Knoller in his 401(k) Plan and (d) 179,167 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(12)	Includes (a) 41 shares of common stock and 41 shares of Class B common stock held by Mr. Levy directly, (b) 25,000 restricted shares of Class B common stock held by Mr. Levy directly, (c) 1,272 shares of common stock held by Mr. Levy in his 401(k) Plan and (d) 115,665 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.

13

(13)	Includes (a) 1,103 shares of Class B common stock held by Mr. Lichtenstein directly, (b) 26,667 restricted shares of Class B common stock held by Mr. Lichtenstein directly, (c) 1,054 shares of common stock held by Mr. Lichtenstein in his 401(k) Plan and (d) 132,222 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(14)	Includes (a) 5,332 restricted shares of Class B common stock held by Mr. Boschwitz directly and (b) 46,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(15)	Includes (a) 5,000 restricted shares of Class B common stock held by Mr. Blaker directly and (b) 116,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(16)	Includes (a) 500 shares of common stock and 1,500 shares of Class B common stock owned by Mr. Fenster’s wife, (b) 5,332 restricted shares of Class B common stock held by Mr. Fenster directly and (c) 36,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days. Mr. Fenster disclaims beneficial ownership of all shares owned by his wife.
(17)	Includes (a) 2,666 restricted shares of Class B common stock held by Ambassador Kirkpatrick directly and (b) 3,333 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(18)	Includes 6,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(19)	Includes (a) 5,332 restricted shares of Class B common stock held by Mr. Kemp directly and (b) 96,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(20)	Includes (a) 5,332 restricted shares of Class B common stock held by Mr. Levitt directly and (b) 66,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(21)	Includes (a) 5,332 restricted shares of Class B common stock held by Mr. Gilmore directly and (b) 26,666 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days.
(22)	Includes the shares and options set forth above with respect to the executive officers and directors named in the table above and the following additional amounts held by certain executive officers not named in the table above (a) 41 shares of common stock held directly by an executive officer not included in the table above, (b) 4,465 shares of common stock held in certain executive officers’ 401(k) plans, (c) 41 shares of Class B common stock held directly by an executive officer, (d) 56,000 restricted shares of Class B common stock held directly by certain executive officers, (e) 152,500 shares of Class B common stock of the Company issuable upon the exercise of stock options exercisable within 60 days, and (f) 849 shares of Class B common stock held by certain executive officers through the Company’s Employee Stock Purchase Plan.
(23)	Consists of 150,000 shares of common stock of IDT Telecom, Inc. held by the Company which may be deemed beneficially owned by Mr. Jonas. Mr. Jonas disclaims beneficial ownership of these shares.
(24)	Consists of shares issuable upon the exercise of stock options exercisable within 60 days.
(25)	Includes the shares and options set forth above with respect to the executive officers and directors named in the table above and 438 shares of common stock of IDT Telecom issuable upon the exercise of stock options exercisable within 60 days by certain executive officers not named in the table above, all as adjusted for the most recent recapitalization.
(26)	Includes 28,896,750 shares held by NTOP Holdings, LLC, of which the Company is a member, and 1,523,798 shares held directly by the Company which may be deemed to be beneficially held by Mr. Jonas. Mr. Jonas disclaims beneficial ownership of these shares. Does not include 6,900,000 shares of Class A common stock that will be issued by Net2Phone to the Company as of the date certain definitive telecommunication services agreement and related agreements are executed between the Company and Net2Phone.
(27)	Includes 28,896,750 shares held by NTOP Holdings, LLC, of which an indirect subsidiary of Liberty Media is a member, and 1,250,000 shares held by a subsidiary of Liberty Media.
(28)	Includes 28,896,750 shares held by NTOP Holdings, LLC, of which the Company is a member, and 1,523,798 shares held by the Company, which may be deemed to be beneficially owned by Mr. Courter. Mr. Courter disclaims beneficial ownership of these shares. Also includes 81,304 shares issuable upon the exercise of stock options exercisable within 60 days. Does not include 6,900,000 shares of Class A common stock that will be issued by Net2Phone to the Company as of the date certain definitive telecommunication services agreement and related agreements are executed between the Company and Net2Phone.

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(29)	Consists of shares of common stock of Net2Phone that are beneficially owned or that are issuable upon the exercise of stock options excisable within 60 days.
(30)	Includes 28,896,750 shares held by NTOP Holdings, LLC, of which the Company is a member, 1,523,798 shares held by the Company and 457,504 shares beneficially owned by directors and executive officers or issuable to them upon the exercise of stock options exercisable within 60 days. Does not include 6,900,000 shares of Class A common stock that will be issued by Net2Phone to the Company as of the date certain definitive telecommunication services agreement and related agreements are executed between the Company and Net2Phone.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO

MATTERS TO BE ACTED UPON

As discussed above, Liberty Media currently holds significant interests in IDT and, as a result of the acquisition, it will increase its holdings in IDT. Please see above for more information about Liberty Media’s current and post-acquisition holdings in IDT.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at Room 1024, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549. You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like IDT, who file electronically with the SEC. The address of that site is www.sec.gov. You can also inspect reports, proxy statements and other information about IDT at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

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INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you about us by referring you to those documents. Statements contained in this Information Statement as to the contents of any contract or other document filed as an exhibit to the registration statement are not necessarily complete, and in each instance we refer you to the copy of the contract or document filed as an exhibit to the registration statement, each statement being qualified in all respects by this reference. The information incorporated by reference is considered to be part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below as well as any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, until the offering is terminated:

•	our Annual Report on Form 10-K for the fiscal year ended July 31, 2004, filed on October 14, 2004;

•	our Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2004, filed on December 10, 2004;

•	our Proxy Statement on Schedule 14A for the 2004 Annual Meeting of Stockholders of IDT Corporation, filed on November 3, 2004;

•	our Current Report on Form 8-K filed on December 20, 2004; and;

•	our Information Statement on Schedule 14C, which contains the description of our Class B common stock, filed on June 12, 2000.

You may request a copy of these filings or any filings subsequently incorporated by reference into this prospectus at no cost, by writing or telephoning Joyce J. Mason, Esq., our General Counsel, at IDT Corporation, 520 Broad Street, Newark, NJ 07102, telephone number (973) 438-1000.

January •, 2005	BY ORDER OF THE BOARD OF DIRECTORS

Joyce J. Mason Senior Vice President, General Counsel and Secretary

16

Exhibit A

AGREEMENT AND PLAN OF MERGER

dated as of

December 15, 2004

among

LMC ANIMAL PLANET, INC.,

LIBERTY N2P, INC.,

LIBERTY N2P II, INC., and

LIBERTY N2P III, INC.

and

IDT CORPORATION,

IDT LMC-N2P ACQUISITION I, INC.,

IDT LMC-N2P ACQUISITION II, INC., and

IDT LMC-N2P ACQUISITION III, INC.

and

solely with respect to Section 6.07,

the other signatories listed on the signature pages hereto

i

ii

		Page
Section 11.09	Entire Agreement	28
Section 11.10	Specific Enforcement	28
Section 11.11	Expenses	28
Section 11.12	Further Assurances	28
Section 11.13	Waiver of Jury Trial	28
Section 11.14	Third Party Beneficiaries	28

iii

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of December 15, 2004, by and among LMC Animal Planet, Inc., a Colorado corporation (“LMC Animal Planet”), Liberty N2P, Inc., a Delaware corporation (“Liberty N2P”), Liberty N2P II, Inc., a Delaware corporation (“Liberty N2P II”), Liberty N2P III, Inc., a Delaware corporation (“Liberty N2P III,” and together with Liberty N2P and Liberty N2P II, the “Seller Subsidiaries”), IDT Corporation, a Delaware corporation (“IDT Parent”), IDT LMC-N2P Acquisition I, Inc., a Delaware corporation (“IDT Sub 1”), IDT LMC-N2P Acquisition II, Inc., a Delaware corporation (“IDT Sub 2”), and IDT LMC-N2P Acquisition III, Inc., a Delaware corporation (“IDT Sub 3,” and together with IDT Sub 1 and IDT Sub 2, the “IDT Subsidiaries”), and, solely with respect to Section 6.07, the other signatories listed on the signature pages to this Agreement.

R E C I T A L S:

WHEREAS, each Seller Subsidiary is a direct, wholly owned subsidiary of LMC Animal Planet, which is an indirect majority owned subsidiary of Liberty Media Corporation, a Delaware corporation (“Liberty Parent”);

WHEREAS, each IDT Subsidiary is a direct wholly owned subsidiary of IDT Parent;

WHEREAS, the sole assets of Liberty N2P and Liberty N2P II consist of membership interests in NTOP Holdings, LLC, a Delaware limited liability company (“NTOP”);

WHEREAS, the sole assets of NTOP consist of shares of Class A common stock, par value $.01 per share (“Net2Phone Class A Common Stock”), of Net2Phone, Inc., a Delaware corporation (“Net2Phone”), and membership interests in IT Stock, LLC, a Delaware limited liability company, the sole assets of which consist of shares of Net2Phone Class A Common Stock;

WHEREAS, the sole assets of Liberty N2P III consist of shares of common stock, par value $.01 per share (“Net2Phone Common Stock”), of Net2Phone;

WHEREAS, IDT Parent desires to acquire each Seller Subsidiary by means of a merger, and LMC Animal Planet desires to effect such mergers; and

WHEREAS, it is intended that, for U.S. federal income tax purposes, each such merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW THEREFORE, the parties hereto agree as follows:

ARTICLE I

THE MERGERS

Section 1.01 The Mergers.

(a) At the Closing (as defined in Section 2.04(a) below), (i) IDT Sub 1 shall be merged with and into Liberty N2P (“Merger 1”), (ii) IDT Sub 2 shall be merged with and into Liberty N2P II (“Merger 2”) and (iii) IDT Sub 3 shall be merged with and into Liberty N2P III (“Merger 3,” and each, a “Merger,” and collectively, the “Mergers”), in each case in accordance with Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”) and in accordance with the terms and conditions hereof, whereupon the separate existence of each IDT Subsidiary shall cease in accordance with the DGCL, and (A) Liberty N2P shall be the surviving entity of Merger 1 (“Surviving Entity 1”), (B) Liberty N2P II shall be the surviving entity of Merger 2 (“Surviving Entity 2”) and (C) Liberty N2P III shall be the surviving entity of Merger 3 (“Surviving Entity 3;” and each, a “Surviving Entity,” and collectively, the “Surviving Entities”), in each case in accordance with the DGCL.

(b) On the Closing Date (as defined in Section 2.04(a) below), each Seller Subsidiary shall file a certificate of merger with the Secretary of State of Delaware and make all other filings or recordings required by the DGCL in connection with the Merger to which it is a party. Each Merger shall become effective at such time (the “Effective Time”) as the corresponding certificate of merger is duly filed with the Secretary of State of Delaware or at such later time as is specified in such certificate of merger.

(c) From and after the Effective Time of each Merger, the Surviving Entity of such Merger shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Seller Subsidiary party to such Merger and the IDT Subsidiary party to such Merger, all as provided under the DGCL, and thereafter neither LMC Animal Planet nor any of its Affiliates (as defined in Section 7.01 below) shall have any right, obligation or liability with respect to any Seller Subsidiary other than as expressly set forth in this Agreement.

Section 1.02 Conversion of Shares.

(a) At the Effective Time of the Merger of Liberty N2P and IDT Sub 1, by virtue of such Merger and without any action on the part of any of the parties hereto or any holder of any securities of Liberty N2P or IDT Sub 1, (i) each share of common stock of Liberty N2P outstanding immediately prior to such Effective Time shall automatically be converted into the right to receive 3,268.9719 shares of Class B Common Stock, par value $.01 per share, of IDT Parent (“IDT Parent Class B Common Stock”), and (ii) each share of common stock of IDT Sub 1 outstanding immediately prior to such Effective Time shall automatically be converted into one share of common stock of Surviving Entity 1.

(b) At the Effective Time of the Merger of Liberty N2P II and IDT Sub 2, by virtue of such Merger and without any action on the part of any of the parties hereto or any holder of any securities of Liberty N2P II or IDT Sub 2, (i) each share of common stock of Liberty N2P II outstanding immediately prior to such Effective Time shall automatically be converted into the right to receive 236.3762 shares of IDT Parent Class B Common Stock, and (ii) each share of common stock of IDT Sub 2 outstanding immediately prior to such Effective Time shall automatically be converted into one share of common stock of Surviving Entity 2.

(c) At the Effective Time of the Merger of Liberty N2P III and IDT Sub 3, by virtue of such Merger and without any action on the part of any of the parties hereto or any holder of any securities of Liberty N2P III or IDT Sub 3, (i) each share of common stock of Liberty N2P III outstanding immediately prior to such Effective Time shall automatically be converted into the right to receive 249.1313 shares of IDT Parent Class B Common Stock, and (ii) each share of common stock of IDT Sub 3 outstanding immediately prior to such Effective Time shall automatically be converted into one share of common stock of Surviving Entity 3. The shares of IDT Parent Class B Common Stock issuable in the Mergers, as may be adjusted pursuant to Section 1.02(d), are referred to herein as the “Consideration Shares.”

(d) In the event of any dividend, distribution, recapitalization, stock split or combination, or similar event with respect to or affecting the IDT Parent Class B Common Stock after the date hereof and prior to the Effective Time of the Mergers, the foregoing exchange ratios shall be appropriately adjusted.

(e) At the Effective Time of each Merger, all shares of common stock of Liberty N2P, Liberty N2P II and Liberty N2P III, as applicable, that have been converted into the right to receive shares of IDT Parent Class B Common Stock shall be automatically canceled and shall cease to exist, and the holder of the common stock of Liberty N2P, Liberty N2P II and Liberty N2P III shall cease to have any rights with respect to such shares, other than the right to receive certificates representing the Consideration Shares exchangeable therefor.

Section 1.03 No Fractional Shares. No certificates or scrip representing fractional shares of IDT Parent Class B Common Stock shall be issued as a result of any conversion provided for in Section 1.02. In lieu of the issuance of fractional shares, in the event a holder of Seller Subsidiary capital stock would be entitled to receive any fraction of a share of IDT Parent Class B Common Stock pursuant to Section 1.02, such fraction shall be rounded up to the nearest whole number, so that such holder will receive a whole number of shares of IDT Parent Class B Common Stock; provided, however, that if more than one certificate representing shares of any Seller Subsidiary capital stock shall be surrendered for the account of the same holder, the number of shares of IDT Parent Class B Common Stock for which certificates have been surrendered shall be computed on the basis of the aggregate number of shares represented by the certificates so surrendered with respect to such Seller Subsidiary.

Section 1.04 Stock Transfer Books; Extinction of Stockholder Rights. At the Effective Time of each Merger, the stock transfer books of the Seller Subsidiary party to such Merger shall be closed with respect to the shares of common stock of such Seller Subsidiary outstanding immediately prior to such Effective Time. All Consideration Shares issued upon surrender of a certificate representing shares of common stock of any Seller Subsidiary in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to that certificate and the shares of Seller Subsidiary common stock represented thereby, and there shall be no further registration of transfers on the stock transfer books of any Seller Subsidiary of shares of common stock of such Seller Subsidiary outstanding immediately prior to the Effective Time of the Merger to which such Seller Subsidiary is party.

Section 1.05 Tax Effect. The parties intend that each of the Mergers shall qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code and that this Agreement shall be and hereby is adopted by each of the parties as a plan of reorganization for purposes of Section 368 of the Code and the Treasury Regulations (as defined in Section 7.01 below) thereunder.

ARTICLE II

THE SURVIVING ENTITIES; CLOSING

Section 2.01 Certificate of Incorporation. The certificate of incorporation of each IDT Subsidiary in effect at the Effective Time of the Merger to which such IDT Subsidiary is party shall be the certificate of incorporation of the Surviving Entity of such Merger, until amended in accordance with the DGCL.

Section 2.02 Bylaws. The bylaws of each IDT Subsidiary in effect at the Effective Time of the Merger to which such IDT Subsidiary is party shall be the bylaws of the Surviving Entity of such Merger, until amended in accordance with the DGCL.

Section 2.03 Officers and Directors. From and after the Effective Time of each Merger, the officers and directors of each IDT Subsidiary immediately prior to such Effective Time shall be the officers and directors of the corresponding Surviving Entity, each to hold office in accordance with the bylaws of such Surviving Entity or until his or her successor is designated in accordance therewith.

Section 2.04 Closing.

(a) Time and Place. The consummation of the Mergers and the issuance and delivery of the Consideration Shares by IDT Parent to LMC Animal Planet, in its capacity as the sole stockholder of the Seller Subsidiaries (the “Closing”), will take place at the offices of Baker Botts L.L.P., 30 Rockefeller Plaza, New York, New York, at 5:00 p.m. on the Business Day that is three (3) Business Days after the date on which the conditions set forth in Article 3 have been fulfilled or, where permissible, waived, or at such other time and place as IDT Parent and LMC Animal Planet may agree orally or in writing (the “Closing Date”). For purposes of this Agreement, “Business Day” means a day other than a Saturday, Sunday or day on which banks in the City of New York are authorized to close.

(b) Deliveries. At the Closing:

(i) LMC Animal Planet shall deliver to IDT Parent:

(1) a certificate of the secretary of LMC Animal Planet, dated the Closing Date, certifying (A) the signature and incumbency of each officer of LMC Animal Planet who signed this Agreement or the Registration Rights Agreement and (B) that all necessary corporate and shareholder action required to be taken by the board of directors and shareholders of LMC Animal Planet in connection with the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby has been taken;

(2) a certificate of the secretary of each Seller Subsidiary, dated the Closing Date, certifying (A) the signature and incumbency of each officer of such company who signed this Agreement and (B) that all necessary corporate and shareholder action required to be taken by the board of directors and shareholders of such company in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) has been taken;

(3) a long form certificate of good standing of LMC Animal Planet from the Colorado Secretary of State, as of a date not more than 3 days prior to the Closing Date;

(4) a long form certificate of good standing of each Seller Subsidiary from the Delaware Secretary of State, each as of a date not more than 3 days prior to the Closing Date;

(5) the certificate of LMC Animal Planet described in Section 3.03(b);

(6) certificates representing all of the issued and outstanding shares of common stock of each Seller Subsidiary;

(7) the stock transfer book of each Seller Subsidiary, if any;

(8) resignations from the directors and officers of each Seller Subsidiary; and

(9) a Registration Rights Agreement, in the form attached hereto as Annex A (the “Registration Rights Agreement”), executed by LMC Animal Planet.

(ii) IDT Parent and the IDT Subsidiaries shall deliver to LMC Animal Planet:

(1) a certificate of the secretary of (A) each of IDT Parent and each IDT Subsidiary, dated the Closing Date, certifying the signature and incumbency of each officer of such company who signed this Agreement or the Registration Rights Agreement and that all necessary corporate and shareholder action required to be taken by the board of directors and shareholders of each of IDT Parent and each IDT Subsidiary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) has been taken; and (B) IDT Parent, dated the Closing Date, certifying that all necessary corporate and shareholder action required to be taken by IDT Parent in connection with the execution, delivery and performance of the Registration Rights Agreement and the consummation of the transactions contemplated thereby has been taken;

(2) a long form certificate of good standing of each of IDT Parent and each IDT Subsidiary from the Delaware Secretary of State, each as of a date not more than 3 days prior to the Closing Date;

(3) the certificates described in Section 3.02(d);

(4) duly executed stock certificates representing 3,754,479 Consideration Shares (subject to adjustment as provided in Section 1.02(d)), duly executed and in proper form, registered in the name of LMC Animal Planet in such denominations as shall be provided by LMC Animal Planet to IDT Parent not less than 3 Business Days prior to the Closing Date;

(5) the Registration Rights Agreement executed by IDT Parent; and

(6) a fully executed listing application authorizing the Consideration Shares for listing on the New York Stock Exchange, Inc. (“NYSE”), subject only to official notice of issuance.

ARTICLE III

CONDITIONS TO CLOSING

Section 3.01 Conditions to Each Party’s Obligation to Effect the Mergers. The respective obligations of each party to consummate the Mergers are subject to and conditioned on the satisfaction (or, to the extent permitted by Applicable Law (as defined in Section 4.05(d) below), waiver) prior to or at the Closing, of the following condition(s):

(a) No Restraints. No provision of Applicable Law shall be in effect which has the effect of making the Mergers or any of the other transactions contemplated hereby or by the Registration Rights Agreement illegal or shall otherwise restrain or prohibit the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) and thereby.

(b) No Litigation. No court, governmental or other proceedings shall be pending or, to the knowledge of the executive officers of any party hereto, threatened against or affecting any party hereto that, if resolved adversely to any party hereto, would have, individually or in the aggregate, the effect of preventing or materially burdening or materially impairing the ability of any party hereto to consummate the transactions contemplated hereby (including, without limitation, the Mergers).

(c) Shareholder Consent; Expiration of Waiting Period. The Shareholder Consent (as defined in Section 5.02(e)) shall have been obtained and be in full force and effect, and the twenty (20)-calendar waiting period (the “Waiting Period”) prescribed by Rule 14c-2 under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the distribution of the related Information Statement (as defined in Section 6.02(b) below) shall have expired, and no action, suit, proceeding or investigations by the Securities and Exchange Commission (the “SEC”) or the NYSE shall have been initiated and be continuing or have been threatened and resolved adverse to IDT Parent, in respect of such Shareholder Consent or Information Statement.

(d) HSR. Any waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), applicable to the transactions contemplated hereby shall have expired or shall have been terminated.

Section 3.02 Conditions of LMC Animal Planet and the Seller Subsidiaries to Effect the Mergers. The respective obligations of LMC Animal Planet and the Seller Subsidiaries, or any of them, to consummate the Mergers are subject to and conditioned upon the satisfaction (or, to the extent permitted by Applicable Law, waiver by LMC Animal Planet) prior to or at the Closing, of each of the following conditions:

(a) Representations and Warranties; Covenants. The representations and warranties of each of IDT Parent and each IDT Subsidiary contained in this Agreement shall, if specifically qualified by materiality, be true and correct in all respects and, if not so qualified, be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties are expressly made as of only an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), and all covenants and agreements of each of IDT Parent and each IDT Subsidiary contained in this Agreement to be performed on or prior to the Closing Date shall have been performed or complied with, as applicable, in all material respects on or prior to the Closing Date.

(b) Registration Rights Agreement. IDT Parent shall have executed and delivered the Registration Rights Agreement for execution by LMC Animal Planet.

(c) NYSE Listing. The Consideration Shares issuable in the Mergers shall have been authorized for listing on the NYSE, subject only to official notice of issuance, and the shareholder approval requirements of Section 312.03 of the NYSE Listed Company Manual shall have been complied with.

(d) Compliance Certificate. LMC Animal Planet shall have received a certificate from each of IDT Parent and each IDT Subsidiary, dated as of the Closing Date, executed by an executive officer of IDT Parent and by an executive officer of each IDT Subsidiary, respectively, stating that, to the knowledge of such person, the conditions set forth in Sections 3.01(c) and 3.02(a), (b), (c) and (e) have been satisfied.

(e) No Material Adverse Effect. Since the date of this Agreement, there shall have been no event, occurrence or circumstance which has had, or would reasonably be expected to have, a Material Adverse Effect (as defined in Section 5.01 below).

Section 3.03 Conditions of IDT Parent and each IDT Subsidiary to Effect the Mergers. The respective obligations of IDT Parent and the IDT Subsidiaries, or any of them, to consummate the Mergers are subject to and conditioned upon the satisfaction (or, to the extent permitted by Applicable Law, waiver by IDT Parent) prior to or at the Closing, of the following conditions:

(a) Representations and Warranties; Covenants. The representations and warranties of LMC Animal Planet contained in this Agreement shall, if specifically qualified by materiality, be true and correct in all respects and, if not so qualified, be true and correct in all material respects, in each case as of the Closing Date, except to the extent such representations and warranties are expressly made as of only an earlier date (in which case such representations and warranties qualified as to materiality shall be true and correct in all respects, and those not so qualified shall be true and correct in all material respects, on and as of such earlier date), and all covenants and agreements of each of LMC Animal Planet and each Seller Subsidiary contained in this Agreement to be performed on or prior to the Closing Date shall have been performed or complied with, as applicable, in all material respects on or prior to the Closing Date.

(b) Compliance Certificate of LMC Animal Planet. IDT Parent shall have received a certificate from LMC Animal Planet, dated as of the Closing Date, executed by an executive officer of LMC Animal Planet stating that, to the knowledge of such executive officer, the condition set forth in Section 3.03(a) has been satisfied.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF LMC ANIMAL PLANET

LMC Animal Planet represents and warrants to each of IDT Parent and each IDT Subsidiary that:

Section 4.01 Organization, Good Standing and Qualification. Each of LMC Animal Planet and each Seller Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. No Seller Subsidiary is required to be qualified to do business as a foreign corporation in any jurisdiction.

Section 4.02 Capitalization; No Liens.

(a) The authorized capital stock of each of Liberty N2P, Liberty N2P II and Liberty N2P III consists solely of 10,000 shares of common stock, par value $.01 per share, 1,000 shares of which are issued and outstanding in the case of each of Liberty N2P, Liberty N2P II and Liberty N2P III (collectively, the “Seller Subsidiaries Stock”). LMC Animal Planet owns all of the issued and outstanding shares of Seller Subsidiaries Stock.

(b) Other than this Agreement, there are (i) no outstanding options, warrants, agreements, conversion rights, exchange rights, preemptive rights or other rights (whether contingent or not) to subscribe for, purchase or acquire any issued or unissued shares of common stock of any of the Seller Subsidiaries, (ii) no outstanding stock appreciation, phantom stock, profit participation, or similar rights with respect to any of the Seller Subsidiaries, (iii) no rights, contracts, commitments or arrangements (contingent or otherwise) obligating any Seller Subsidiary to either (A) redeem, purchase or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any outstanding shares of, or any outstanding warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, common stock of such Seller Subsidiary, or (B) pay any dividend or make any distribution in respect of any shares of, or any outstanding securities that are convertible or exchangeable for any shares of, common stock of such Seller Subsidiary, (iv) no agreements or arrangements under which any Seller Subsidiary is obligated to register the sale of any of its securities under the Securities Act, and (v) except as described on Schedule 4.02(b) of the Seller Disclosure Schedules, no restrictions upon, or Contracts (as defined below) or understandings of any Seller Subsidiary, or to the knowledge of the executive officers of each of LMC Animal Planet and each Seller Subsidiary, Contracts or understandings of any other person, with respect to, the voting or transfer of any shares of common stock of such Seller Subsidiary. Except as described on Schedule 4.02(b) of the Seller Disclosure Schedules, no party has any right of first refusal, right of first offer, right of co-sale or other similar right regarding the securities of any Seller Subsidiary. For purposes of this Agreement, “Contract” means any written or oral agreement, lease, license, contract, note, mortgage, indenture, arrangement or other obligation.

(c) LMC Animal Planet has delivered to IDT Parent true and complete copies of the Certificate of Incorporation and Bylaws of each Seller Subsidiary, as in effect on the date hereof and as will be in effect on the Closing Date.

(d) Except as described on Schedule 4.02(d) of the Seller Disclosure Schedules, all shares of the Seller Subsidiaries Stock have been duly authorized and validly issued and are fully paid and nonassessable and are owned free and clear of any mortgage, pledge, lien, security interest, purchase option, call, claim, restriction on transfer, voting restriction, charge or encumbrance of any kind (each, a “Lien”).

Section 4.03 Assets of Seller Subsidiaries.

(a) Liberty N2P is the record owner of 33 Class A Membership Interests of NTOP (“NTOP Class A Units”) and 97 Class B Membership Interests of NTOP (“NTOP Class B Units”). Liberty N2P II is the record owner of 23 NTOP Class A Units. Liberty N2P III is the record owner of 1,250,000 shares of Net2Phone Common Stock. Except as described on Schedule 4.03(a) of the Seller Disclosure Schedule, the Seller Subsidiaries own the foregoing securities (collectively, the “Securities”) free and clear of any Lien. Other than the Securities, no Seller Subsidiary owns any other asset, and, except for Taxes (as defined in Article 7 below), its obligations under this Agreement and the obligations described on Schedule 4.03(a) of the Seller Disclosure Schedules, no Seller Subsidiary has any liabilities. No Seller Subsidiary is a party to any Contract other than this Agreement and the agreements listed on Schedule 4.03(a) of the Seller Disclosure Schedules. No Seller Subsidiary has any employees or conducts any business other than owning its respective Securities.

(b) Except as expressly set forth in Section 4.03(a), LMC Animal Planet makes no representation or warranty with respect to the business, assets, capital structure, results or operations, financial condition or prospects of, or any other matter concerning, NTOP or Net2Phone.

Section 4.04 Corporate Authority.

(a) Each of LMC Animal Planet and each Seller Subsidiary has all requisite corporate power and authority necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including, without limitation, the Mergers). LMC Animal Planet has all requisite corporate power and authority necessary to execute, deliver and perform its obligations under the Registration Rights Agreement and to consummate the transactions contemplated thereby.

(b) The execution, delivery and performance by each of LMC Animal Planet and each Seller Subsidiary of this Agreement and the consummation of the transactions contemplated hereby (including,

without limitation, the Mergers) have been duly authorized by all necessary corporate and shareholder action on the part of each of LMC Animal Planet and each Seller Subsidiary. The execution, delivery and performance by LMC Animal Planet of the Registration Rights Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of LMC Animal Planet.

(c) Each of LMC Animal Planet and each Seller Subsidiary has duly executed and delivered this Agreement. This Agreement is a valid and binding agreement of each of LMC Animal Planet and each Seller Subsidiary, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles.

(d) The Registration Rights Agreement, when executed and delivered by LMC Animal Planet in accordance with this Agreement, will be duly executed and delivered by LMC Animal Planet and will constitute a valid and binding agreement of LMC Animal Planet, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles.

Section 4.05 No Violation; Consents.

(a) The execution, delivery and performance by each of LMC Animal Planet and each Seller Subsidiary of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) by each of LMC Animal Planet and each Seller Subsidiary, and the execution, delivery and performance by LMC Animal Planet of the Registration Rights Agreement and the consummation of the transactions contemplated thereby by LMC Animal Planet, do not and will not contravene any Applicable Law (assuming the expiration or termination of any applicable waiting period under the HSR Act), except for any such contravention that would not, individually or in the aggregate, reasonably be expected (i) as to any Seller Subsidiary, to have a material adverse effect on its assets, (ii) as to each of LMC Animal Planet and each Seller Subsidiary, to prevent or materially burden or materially impair its ability to perform its obligations hereunder, or (iii) as to LMC Animal Planet, to prevent or materially burden or materially impair its ability to perform its obligations under the Registration Rights Agreement.

(b) The execution, delivery and performance of this Agreement by each of LMC Animal Planet and each Seller Subsidiary (i) will not violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which LMC Animal Planet or such Seller Subsidiary is a party or by which its assets is subject (assuming that the waiver and consent contemplated by Section 6.07(a) is valid, binding and enforceable against each of IDT Parent and each IDT Member), and (ii) will not conflict with or violate any provision of the Certificate of Incorporation or Bylaws of LMC Animal Planet or such Seller Subsidiary, as in effect on the date hereof and as will be in effect on the Closing Date.

(c) Except for (i) the waiver and consent contemplated by Section 6.07(a), (ii) the making of any applicable filings under the HSR Act, (iii) the expiration or termination of any applicable waiting periods under the HSR Act and (iv) the filing of the certificates of merger contemplated by Section 1.01(b), no consent, authorization or order of, or filing or registration with, any Governmental Entity (as defined below) or other person is required to be obtained or made by LMC Animal Planet or any Seller Subsidiary for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) by LMC Animal Planet and the Seller Subsidiaries, or by LMC Animal Planet for the execution, delivery and performance of the Registration Rights Agreement or the consummation of the transactions contemplated thereby, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected (A) as to any Seller Subsidiary, to have a material adverse effect on its assets, (B) as to each of LMC Animal Planet and each Seller Subsidiary, to prevent or materially burden or materially impair its ability to perform its obligations hereunder, or (C) as to LMC Animal Planet, to prevent or materially burden or materially impair its ability to perform its obligations under the Registration Rights Agreement.

(d) The term “Applicable Law” for purposes of this Agreement means (i) any foreign, United States federal, state or local law, statute, rule, regulation, order, writ, injunction, judgment, decree, arbitration award, agency requirement, license or permit of any Governmental Entity, and (ii) any rule or listing requirement of the NYSE. The term “Governmental Entity” for purposes of this Agreement means any governmental or regulatory authority, agency, commission, body or other governmental entity or court.

Section 4.06 Litigation. There are no outstanding judgments against or affecting any of the Seller Subsidiaries, or proceedings pending or, to the knowledge of the executive officers of each of LMC Animal Planet and each Seller Subsidiary, threatened against or affecting any of the Seller Subsidiaries or any of their respective assets.

Section 4.07 Unregistered Consideration Shares. LMC Animal Planet represents and warrants that it is aware that (i) the offer and sale of the Consideration Shares have not been registered under the Securities Act, (ii) the issuance of the Consideration Shares pursuant to the Mergers is intended to be exempt from registration under the Securities Act and the rules promulgated thereunder by the SEC, (iii) the Consideration Shares cannot be offered, sold, assigned, transferred or otherwise disposed of, other than pursuant to an effective registration statement or an available exemption from registration, (iv) sales or transfers of the Consideration Shares are further restricted by state securities laws, and (v) the certificates for the Consideration Shares will bear the legend referred to in Section 6.04.

Section 4.08 Suitability of Investment. LMC Animal Planet represents and warrants that it:

(a) is an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities Act as presently in effect and is acquiring the Consideration Shares for its own account for investment purposes only and not with a view to the resale or distribution thereof;

(b) will not, directly or indirectly, offer, sell, transfer, assign, exchange or otherwise dispose of all or any part of the Consideration Shares, except in accordance with applicable federal and state securities laws;

(c) has such knowledge and experience in financial, business and tax matters that it is capable of evaluating the merits and risks relating to investment in the Consideration Shares and making an investment decision with respect to IDT Parent;

(d) has been given the opportunity to obtain information and documents relating to IDT Parent and to ask questions of and receive answers from representatives of IDT Parent concerning IDT Parent and the investment in Consideration Shares;

(e) has such knowledge and experience in financial or business matters that it can, and it has, adequately analyzed the risks of an investment in the Consideration Shares and it has determined the Consideration Shares are a suitable investment for it and that it is able at this time, and in the foreseeable future, to bear the economic risk of a total loss of its investment in the Consideration Shares; and

(f) is aware that there are substantial risks incident to an investment in the Consideration Shares.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF

IDT PARENT AND IDT SUBSIDIARIES

Each of IDT Parent and each IDT Subsidiary jointly and severally represents and warrants to each of LMC Animal Planet and each Seller Subsidiary that:

Section 5.01 Organization, Good Standing and Qualification. Each of IDT Parent and each IDT Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as currently conducted. IDT Parent is the sole stockholder of each IDT Subsidiary. Each of IDT Parent and each IDT Subsidiary is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership, lease or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing, when taken together with all other such failure, is not reasonably likely to have a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the financial condition, prospects, properties, assets, business or results of operations of IDT Parent and its subsidiaries taken as a whole; provided, however, that any such effect resulting from any change that affects companies in the telecommunications, Internet or Internet telephony industries generally shall not be considered to be a Material Adverse Effect; or (ii) the effect of preventing or materially burdening or materially impairing the ability of IDT Parent or any IDT Subsidiary to perform its obligations under this Agreement or, in the case of IDT Parent alone, to perform its obligations under the Registration Rights Agreement.

Section 5.02 Capitalization; No Liens.

(a) The authorized capital stock of IDT Parent consists solely of (i) 100,000,000 shares of common stock, par value $.01 per share (“IDT Parent Common Stock”), of which 18,845,933 shares are issued and outstanding and 6,228,927 shares are held in treasury, (ii) 35,000,000 shares of Class A common stock, par value $.01 per share (“IDT Parent Class A Common Stock”), of which 9,816,988 shares are issued and outstanding and none are held in treasury, (iii) 100,000,000 shares of IDT Parent Class B Common Stock, of which 67,554,116 shares are issued and outstanding and 1,608,290 shares are held in treasury, and 10,000,000 shares of preferred stock, par value $.01 per share, none of which are issued and outstanding and none are held in treasury.

(b) Equity Rights and Other Equity-Related Agreements.

(i) Except as set forth on Schedule 5.02(b)(i) to the Purchaser Disclosure Schedules or as specifically disclosed in the Current IDT Reports (as defined below), there are no:

(1) outstanding options, warrants, agreements, conversion rights, exchange rights, preemptive rights or other rights (whether contingent or not) (collectively, “Equity Rights”) to subscribe for, purchase or acquire any issued or unissued shares of capital stock of IDT Parent or any Significant Subsidiary (as defined below);

(2) authorized or outstanding stock appreciation, phantom stock, profit participation or similar rights with respect to IDT Parent or any Significant Subsidiary (collectively, “Equity-Based Awards”); or

(3) securities or instruments containing antidilution or similar provisions that will be triggered by the consummation of the Mergers (collectively, “Antidilution Rights”);

provided, however, that the representations and warranties of IDT Parent and the IDT Subsidiaries set forth in this Section 5.02(b)(i) shall not be breached by the existence of any Equity Rights, Equity-Based Awards or Antidilution Rights, the existence of which would otherwise constitute a breach of this Section 5.02(b)(i) (collectively, “Undisclosed Rights”), if the exercise of all such Undisclosed Rights as of immediately prior to the Effective Time of each Merger (whether or not then immediately exercisable) could not, in the aggregate, result in (x) the issuance of capital stock (or payment of other consideration based on the value of capital stock) representing more than 3% (by value or voting power) of the capital stock of IDT Parent then outstanding, or (y) the issuance of capital stock (or payment of other consideration based on the value of capital stock) representing more than 1% (by value or voting power) of the capital stock of any Significant Subsidiary then outstanding.

(ii) Except as set forth on Schedule 5.02(b)(ii) to the Purchaser Disclosure Schedules or as specifically disclosed in the Current IDT Reports, there are no:

(1) rights, contracts, commitments or arrangements (contingent or otherwise) obligating IDT Parent or any Significant Subsidiary to either (x) redeem, purchase or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any outstanding shares of, or any outstanding warrants or rights of any kind to acquire any shares of, or any outstanding securities that are convertible into or exchangeable for any shares of, capital stock of IDT Parent or any Significant Subsidiary, or (y) pay any dividend or make any distribution in respect of any shares of, or any outstanding securities that are convertible or exchangeable for any shares of, capital stock of IDT Parent or any Significant Subsidiary;

(2) agreements or arrangements under which IDT Parent or any Significant Subsidiary is obligated to register the sale of any of its securities under the Securities Act;

(3) restrictions upon, or Contracts or understandings of IDT Parent or any Significant Subsidiary, or to the knowledge of the executive officers of each of IDT Parent and each Significant Subsidiary, Contracts or understandings of any other person, with respect to the voting or transfer of any shares of capital stock of IDT Parent or any Significant Subsidiary;

(4) provisions of the Certificate of Incorporation or Bylaws of IDT Parent as currently in effect, and no agreement to which IDT Parent or any subsidiary of IDT Parent is a party or by which IDT Parent or any subsidiary of IDT Parent is bound, that would (x) require the vote of the holders of more than a majority of the voting power of the shares of IDT Parent’s issued and outstanding IDT Parent Common Stock, IDT Parent Class A Common Stock and IDT Parent Class B Common Stock, voting together as a single class, to take or prevent any corporate action, other than those matters requiring a class vote under the DGCL, or (y) entitle any party to nominate or elect any director of IDT Parent or require any of IDT Parent’s stockholders to vote for any such nominee or other person as a director of IDT Parent; or

(5) rights of first refusal, rights of first offer, rights of co-sale or other similar rights regarding the securities of IDT Parent.

(iii) For purposes of this Agreement: (A) the term “Current IDT Reports” means the report of IDT Parent on Form 10-K, as filed with the SEC on October 14, 2004, the definitive proxy statement of IDT Parent on Schedule 14A, as filed with the SEC on November 3, 2004, and any reports of IDT Parent on Form 10-Q and Form 8-K as filed with the SEC from the period commencing October 14, 2004 and ending on the date of this Agreement; (B) the term “person” means any individual, partnership, corporation, limited liability company, joint venture, association, joint-stock company trust, unincorporated organization, government or agency or political subdivision thereof or other entity; and (C) the term “Significant Subsidiary” means each of IDT Telecom, Inc., IDT Media, Inc. and IDT Entertainment, Inc.

(c) IDT Parent has delivered to LMC Animal Planet true and complete copies of the Certificate of Incorporation and Bylaws of each of IDT Parent and each IDT Subsidiary, as in effect on the date hereof and as will be in effect on the Closing Date.

(d) All of the issued and outstanding shares of IDT Parent capital stock are duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of the capital stock of each subsidiary of IDT Parent beneficially owned by IDT Parent have been validly issued and are fully paid and nonassessable.

(e) The issuance of the Consideration Shares has been approved by a written consent in lieu of a meeting of IDT Parent shareholders holding a majority of the outstanding voting power of IDT Parent (the “Shareholder Consent”) in accordance with Section 228 of the DGCL. The Shareholder Consent meets the shareholder approval requirements of Section 312.03 of the NYSE Listed Company Manual.

(f) Upon delivery in accordance with the terms of this Agreement and the Mergers, the Consideration Shares will be issued by IDT Parent from its authorized but unissued shares of IDT Parent Class B Common Stock and will be validly issued, fully paid and nonassessable and free of all Liens, other than those created by this Agreement and the Registration Rights Agreement. Upon delivery of the Consideration Shares in accordance with the terms of this Agreement and the Mergers, LMC Animal Planet will receive good title to all of the Consideration Shares, free and clear of any preemptive or similar rights. Each of the Consideration

Shares, when issued, will be issued in compliance with the requirements of the Securities Act (subject to the accuracy of the representations and warranties of LMC Animal Planet set forth in Sections 4.07 and 4.08), the NYSE and applicable state securities laws or exemptions therefrom.

Section 5.03 Corporate Authority.

(a) Each of IDT Parent and each IDT Subsidiary has all requisite corporate power and authority necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby (including, without limitation, the Mergers). IDT Parent has all requisite corporate power and authority necessary to execute, deliver and perform its obligations under the Registration Rights Agreement and to consummate the transactions contemplated thereby.

(b) The execution, delivery and performance by each of IDT Parent and each IDT Subsidiary of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) have been duly authorized by all necessary corporate and shareholder action on the part of each of IDT Parent and each IDT Subsidiary. The execution, delivery and performance by IDT Parent of the Registration Rights Agreement and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of IDT Parent.

(c) Each of IDT Parent and each IDT Subsidiary has duly executed and delivered this Agreement. This Agreement is a valid and binding agreement of each of IDT Parent and each IDT Subsidiary, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles.

(d) The Registration Rights Agreement, when executed and delivered by IDT Parent in accordance with this Agreement, will be duly executed and delivered by IDT Parent and will constitute a valid and binding agreement of IDT Parent, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and general equity principles.

Section 5.04 No Violation; Consents.

(a) The execution, delivery and performance by each of IDT Parent and each IDT Subsidiary of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) by each of IDT Parent and each IDT Subsidiary, and the execution, delivery and performance by IDT Parent of the Registration Rights Agreement and the consummation of the transactions contemplated thereby by IDT Parent, do not and will not contravene any Applicable Law (subject to the expiration of the Waiting Period and the expiration or termination of any applicable waiting period under the HSR Act), except for any such contravention that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance by each of IDT Parent and each IDT Subsidiary of this Agreement and the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) by each of IDT Parent and each IDT Subsidiary, and the execution, delivery and performance by IDT Parent of the Registration Rights Agreement and the consummation of the transactions contemplated thereby by IDT Parent, (i) will not (A) violate, result in a breach of or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which IDT Parent or any IDT Subsidiary is a party or by which its respective assets is subject, or (B) result in the creation or imposition of any Lien upon any of the assets of IDT Parent or any IDT Subsidiary, and (ii) will not conflict with or violate any provision of the Certificate of Incorporation or Bylaws of IDT Parent or any IDT Subsidiary, each as in effect on the date hereof and as will be in effect on the Closing Date.

(b) Except for (i) filings with the NYSE to list the Consideration Shares, (ii) filings of the Information Statement with the SEC, (iii) filings and approvals contemplated by the terms of the Registration Rights Agreement, (iv) the making of any applicable filings under the HSR Act, (v) the expiration or termination of any applicable waiting periods under the HSR Act and (vi) the filing of the certificates of merger contemplated by Section 1.01(b), no consent, authorization or order of, or filing or registration with, any Governmental Entity or other person is required to be obtained or made by IDT Parent or any IDT Subsidiary for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby (including, without limitation, the Mergers) by IDT Parent or the IDT Subsidiaries, or by IDT Parent for the execution, delivery and performance of the Registration Rights Agreement or the consummation of the transactions contemplated thereby by IDT Parent, except where the failure to obtain such consents, authorizations or orders, or make such filings or registrations, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

Section 5.05 IDT Reports; Financial Statements; Information Statement.

(a) IDT Parent has timely filed all reports, registration statements and other filings, together with any amendments or supplements required to be made with respect thereto, that it has been required to file with the SEC under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the respective dates of their filing with the SEC, the IDT Reports complied in all material respects with the applicable provisions of the Securities Act and the Exchange Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. For purposes of this Agreement, “IDT Reports” means all reports, registration statements and other filings made by IDT Parent with the SEC since January 1, 2000 (including any amendments thereto, exhibits and documents incorporated by reference therein).

(b) Each of the consolidated balance sheets included in or incorporated by reference into the IDT Reports (including the related notes and schedules) fairly presents, or will fairly present, the consolidated financial position of IDT Parent and its subsidiaries as of the date of such balance sheet, and each of the consolidated statements of income, changes in stockholders’ equity, and cash flows included in or incorporated by reference into the IDT Reports (including any related notes and schedules) fairly presents, or will fairly present, the results of operations, cash flows, and changes in stockholders’ equity, as the case may be, of IDT Parent and its subsidiaries for the periods set forth in such statements (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that will not be material in amount or effect), and in each case has been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied during the periods involved, except as may be noted therein, and in compliance in all material respects with the rules and regulations of the SEC.

(c) The Information Statement will be prepared in compliance with the requirements of Regulation 14C promulgated under the Exchange Act and, when filed with the SEC, when mailed to shareholders of IDT Parent and on the Closing Date will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Section 5.06 Absence of Certain Changes. Except as otherwise expressly disclosed in the Current IDT Reports, since October 14, 2004 there has not been any event or occurrence or any change in the financial condition, properties, business or results of operations of IDT Parent that has caused or could reasonably be expected to have a Material Adverse Effect.

Section 5.07 Litigation. Except as otherwise expressly disclosed in the Current IDT Reports or as otherwise set forth on Schedule 5.07 to the Purchaser Disclosure Schedules, there are not any (a) outstanding judgments against or affecting IDT Parent or any of its subsidiaries, or (b) proceedings pending or, to the knowledge of the executive officers of each of IDT Parent and each IDT Subsidiary, threatened against or affecting IDT Parent or any of its subsidiaries that, if resolved adversely to IDT Parent or any of its subsidiaries, would have, individually or in the aggregate, a Material Adverse Effect.

Section 5.08 Compliance with Laws. Except as otherwise expressly disclosed in the Current IDT Reports, the business of IDT Parent has not been, and is not being, conducted in violation of any Applicable Law, except for violations or possible violations that, individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect. Except as otherwise expressly disclosed in the Current IDT Reports, no investigation or review by any Governmental Entity with respect to IDT Parent or any of its subsidiaries is pending or, to the knowledge of the executive officers of each of IDT Parent and each IDT Subsidiary, threatened, nor has any Governmental Entity indicated an intention to conduct the same, except for those the outcome of which are not, individually or in the aggregate, reasonably likely to have a Material Adverse Effect.

Section 5.09 Permits and Licenses. IDT Parent and its subsidiaries have obtained all governmental permits, licenses, franchises and authorizations required for IDT Parent and its subsidiaries to conduct their respective businesses as currently conducted, except as otherwise expressly disclosed in the Current IDT Reports and except for those the failure of which to be obtained would not have a Material Adverse Effect.

Section 5.10 Intellectual Property, etc. Except as otherwise expressly disclosed in the Current IDT Reports, IDT Parent and its subsidiaries have taken all reasonable efforts to ensure that they have, and have no reason to believe that they do not have, all right, title and interest in, or a valid and binding license to use, all IDT Intellectual Property (as hereinafter defined). IDT Parent and its subsidiaries (i) have not defaulted in any material respect under any license to use any IDT Intellectual Property, (ii) are not the subject of any proceeding or litigation for infringement of any third party intellectual property, except for the proceedings disclosed in IDT Reports filed and publicly available prior to the date hereof, which proceedings IDT Parent believes are without merit, and (iii) have no knowledge of circumstances that would be reasonably expected to cause the loss or impairment of any IDT Intellectual Property, other than a default, proceeding, litigation, loss or impairment that is not having or would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. IDT Parent and its subsidiaries have from time to time received correspondence from third parties alleging that intellectual property rights purportedly owned by said third parties have been violated by IDT Parent or its subsidiaries. IDT Parent and its subsidiaries have also received correspondence asserting that a license may be necessary to avoid alleged violation of third party rights, none of which assertions or allegations has had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, except as otherwise expressly disclosed in the Current IDT Reports. For purposes of this Agreement, “IDT Intellectual Property” means patents and patent rights, trademark and trademark rights, tradenames and tradename rights, service marks and service mark rights, copyrights and copyright rights, trade secret and trade secret rights, and other intellectual property rights, and all pending applications for and registration of any of the foregoing that are used in the conduct of the business of IDT Parent or its subsidiaries as presently conducted.

Section 5.11 Private Offering. Based, in part, on LMC Animal Planet’s representations in Sections 4.07 and 4.08, the offer and sale of the Consideration Shares is exempt from the registration and prospectus delivery requirements of the Securities Act. Neither IDT Parent, nor anyone acting on its behalf, has offered or sold or will offer or sell any securities, or has taken or will take any other action (including, without limitation, any offering of any securities of IDT Parent) under circumstances that would require, under the Securities Act, the integration of such offering with the offering and sale of the Consideration Shares, that would subject the issuance of the Consideration Shares to the registration provisions of the Securities Act.

Section 5.12 Business Combination Statutes. None of LMC Animal Planet, IDT Parent or any of their respective “affiliates” and “associates” (as such terms are defined in Section 203 of the DGCL or any comparable business combination statute of any applicable jurisdiction) shall as a result of the execution of this Agreement or consummation of the Mergers, be subject to any of the restrictions of Section 203 of the DGCL, or any similar provisions of Applicable Law with respect to IDT Parent or any of IDT Parent’s direct or indirect subsidiaries, any of the shares of which are publicly traded.

Section 5.13 Conducted Own Diligence. Each of IDT Parent and each IDT Subsidiary represents, warrants, acknowledges and agrees that it has conducted its own investigation and due diligence of each of NTOP and Net2Phone and their respective businesses, assets, capital structure, results or operations, financial condition and prospects and in entering into this Agreement has not relied on any statements or information, whether oral or written, made or furnished by LMC Animal Planet or any of its Affiliates to IDT Parent or any of its directors, officers, employees or other Representatives (as such term is defined in Section 6.03) with respect to NTOP or Net2Phone (other than the representations and warranties made by LMC Animal Planet in Section 4.03(a)).

ARTICLE VI

COVENANTS

Section 6.01 NYSE Listing. IDT Parent will use its commercially reasonable efforts to cause the Consideration Shares to be listed on the NYSE upon the issuance of such shares pursuant to the Mergers.

Section 6.02 Commercially Reasonable Efforts to Close; Preparation and Mailing of Information Statement.

(a) (i) Upon the terms and subject to the conditions of this Agreement, the parties will in good faith use all commercially reasonably efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with Applicable Law to consummate and make effective in the most expeditious manner practicable the Mergers in accordance with the terms of this Agreement, including, without limitation, preparing and filing as promptly as practicable an appropriate Filing of a Notification and Report Form (each, an “HSR Filing”) pursuant to the HSR Act and taking all other actions necessary, proper or advisable to cause any applicable waiting period under the HSR Act to expire or be terminated as soon as practicable. The parties hereby agree to cooperate in all respects with each other in connection with the preparation and submission of any HSR Filing, and, if any objections are asserted with respect to the Mergers under the HSR Act, each of the parties agrees to use its reasonable best efforts to resolve any such objection; provided, however, that no party shall be required to take any action requiring, or enter into any settlement, undertaking or other agreement with a Governmental Authority that requires, such party to hold separate (including by establishing a trust or otherwise) or sell or otherwise dispose of any of its assets, businesses or interests.

(b) Without limiting the generality of the foregoing, as promptly as practicable after the execution of this Agreement IDT Parent shall prepare and file with the SEC a preliminary information statement on Schedule 14C relating to the Shareholder Consent (together with any amendments thereof or supplements thereto, the “Information Statement”). IDT Parent will notify LMC Animal Planet promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments of or supplements to the Information Statement and will supply LMC Animal Planet with any correspondence between IDT Parent or its Representatives and the SEC or its staff with respect to the Information Statement. IDT Parent shall cause the Information Statement to comply in all material respects with all Applicable Law. IDT Parent promptly will advise LMC Animal Planet when the Information Statement has been cleared for distribution by the SEC (or the 10-calendar day waiting period prescribed by Rule 14c-5(a) has expired without comment from the SEC or its staff). As promptly as practicable after receipt of such clearance (or the expiration of such waiting period), IDT Parent will mail the Information Statement to its shareholders.

(c) If at any time following the mailing of the Information Statement to IDT Parent’s shareholders, IDT Parent determines that any amendment or supplement is necessary to prevent the Information Statement from containing any untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, IDT Parent shall take such action as may be necessary to cure such untrue statement or omission and ensure that the requirements of Regulation 14C and other Applicable Law are complied with in order for the Shareholder Consent to be valid and effective as of the Closing Date and for the Consideration Shares to be validly issued in compliance with Applicable Law.

Section 6.03 Confidentiality. Unless otherwise agreed to in writing by the parties hereto, each party hereto will, and will cause its Affiliates, directors, officers, managers, employees and agents (such Affiliates and other persons being collectively referred to as “Representatives”), to (i) keep all Confidential Information of the other parties hereto confidential and not disclose or reveal any such Confidential Information to any person other than those Representatives who are participating in effecting the Mergers or who otherwise need to know such Confidential Information, (ii) use such Confidential Information only in connection with consummating the transactions contemplated hereby and enforcing their respective rights hereunder, and (iii) not use Confidential Information in any manner detrimental to the other parties hereto. In the event that a party hereto (the “Disclosing Party”) is requested pursuant to, or required by, Applicable Law or by legal process to disclose any Confidential Information of another party hereto (a “Protected Party”), such Disclosing Party shall provide the Protected Party with prompt notice of such request(s) so that the Protected Party may seek an appropriate protective order. The obligations of the parties hereunder with respect to Confidential Information that (a) is disclosed to a third party with the Protected Party’s written approval, (b) is required to be produced under order of a court of competent jurisdiction or other similar requirements of a Governmental Entity, or (c) is required to be disclosed by Applicable Law, will, subject in the case of clauses (b) and (c) above to the disclosing party’s compliance with the preceding sentence, cease to the extent of the disclosure so consented to or required, except to the extent otherwise provided by the terms of such consent or covered by a protective order. If a Disclosing Party uses a degree of care to prevent disclosure of the Confidential Information that is at least as great as the care it normally takes to preserve its own information of a similar nature, it will not be liable for any disclosure that occurs despite the exercise of that degree of care, and in no event will such Disclosing Party be liable for any indirect, punitive, special, consequential or incidental damages unless such disclosure resulted from its willful misconduct or gross negligence, in which event it will be liable in damages for the lost profits of the Protected Party resulting directly and solely from such disclosure. In the event this Agreement is terminated, each party will, if so requested by another party hereto, promptly return or destroy all of the Confidential Information of the requesting party, including all copies, reproductions, summaries, analyses or extracts thereof or based thereon in the possession of its Representatives; provided, however, that no party will be required to return or cause to be returned summaries, analyses or extracts prepared by it or its Representatives, but will destroy (or cause to be destroyed) the same upon request of another party hereto. The confidentiality obligations of the parties contained in this Section 6.03 shall survive until the third anniversary of the date of this Agreement. For purposes of this Section 6.03, “Confidential Information” with respect any party hereto means all confidential and proprietary information about such party and its subsidiaries that is furnished by it or its Representatives to another party hereto or its Representatives, regardless of the manner in which it is furnished, in connection with the transactions contemplated hereby. “Confidential Information” does not include, however, information which (1) has been or in the future is published or is now or in the future is otherwise in the public domain through no fault of any party hereto or its Representatives, (2) was available to any other party hereto or its Representatives on a non-confidential basis prior to its disclosure by the disclosing party, (3) becomes available to another party hereto or its Representatives on a non-confidential basis from a person other than a party hereto or its Representatives, who is not otherwise bound by a confidentiality agreement with the party to which the information relates, or such party’s Representatives, or is not otherwise prohibited from transmitting the information to another party or its Representatives, (4) is independently developed by another party hereto or its Representatives through persons who have not had, either directly or indirectly, access to or knowledge of such information or (5) is required to be publicly disclosed by a party or its Representatives pursuant to Applicable Laws.

Section 6.04 Transfer Limitations; 1933 Act Legend.

(a) Each certificate representing Consideration Shares shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL SUCH SHARES ARE REGISTERED UNDER THE ACT OR, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO RULE 144 UNDER THE ACT OR ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IDT CORPORATION IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b) The foregoing legend shall be removed from the certificates representing any Consideration Shares, at the request of the holder thereof, at such time as (i) such shares are sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act, (ii) such shares become eligible for resale pursuant to Rule 144(k), or (iii) an opinion of counsel reasonably satisfactory to IDT Parent is obtained to the effect that such legend is not required.

Section 6.05 Confidentiality of Agreement. Unless otherwise required by Applicable Law or as may be required in connection with the defense of a lawsuit or other legal proceeding against a party, each party shall not disclose to any other person (other than its Representatives) the existence or terms of this Agreement.

Section 6.06 Notification of Certain Matters. Between the date hereof and the Closing Date, each party will give prompt notice in writing to the other parties of: (i) any information that indicates that any of its representations or warranties contained herein was not true and correct as of the date hereof or will not be true and correct as of the Closing Date, (ii) the occurrence of any event which will result, or has a reasonable prospect of resulting in, the failure of any condition specified in Article 3, and (iii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or by the Registration Rights Agreement or that such transactions otherwise may violate the rights of or confer remedies upon such third party.

Section 6.07 NTOP.

(a) Each of IDT Parent, IDT Domestic-Union, LLC, a Delaware limited liability company and a subsidiary of IDT Parent (“IDT D-U”), and IDT Investments, Inc., a Nevada corporation and a subsidiary of IDT Parent (“IDT Investments” and together with IDT D-U, the “IDT Members”), hereby consents to and waives any and all rights it may have with respect to the transfer of Seller Subsidiaries Stock in the Mergers and the resultant transfer of all of the indirect interests of Liberty Parent and LMC Animal Planet in NTOP and Net2Phone, pursuant to (i) the Second Amended and Restated Limited Liability Company Agreement of NTOP Holdings, LLC, dated as of October 19, 2001 (the “NTOP LLC Agreement”), including, without limitation, pursuant to Section 9.2 thereof, and (ii) the NTOP Holdings, LLC Right of First Offer Agreement, dated as of January 6, 2003, as amended by Amendment No. 1 thereto, dated as of December 1, 2004, by and among IDT Parent, the IDT Members, Liberty Parent, Liberty N2P, Liberty N2P II and NTOP (the “NTOP ROFR Agreement”), including, without limitation, pursuant to Section 2.1(a) thereof.

(b) Each of the parties to the NTOP LLC Agreement agrees to forebear from exercising any rights such party may have pursuant to Section 10.1(a)(i) of NTOP LLC Agreement and/or pursuant to the NTOP ROFR Agreement, in each case, until the earlier of the consummation of the transactions contemplated hereby or the termination of this Agreement.

Section 6.08 Rule 144. IDT Parent agrees to file all reports and any definitive proxy or information statements required to be filed by it with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, for so long as any shares of IDT Parent Class B Common Stock received by LMC Animal Planet pursuant to the terms of this Agreement (including, without limitation, pursuant to Section 9.06) constitute “restricted securities” within the meaning of Rule 144 under the Securities Act.

Section 6.09 Asset Maintenance.

(a) LMC Animal Planet hereby agrees that, from the Closing through the earlier to occur of (i) the third anniversary of the Closing Date or (ii) the assumption by Liberty Parent of LMC Animal Planet’s indemnification obligations under Section 9.02 with respect to the representations and warranties of LMC Animal Planet contained in Section 4.02 and the first four sentences of Section 4.03(a) (such period, the “Maintenance Period”), LMC Animal Planet will hold assets having a fair market value at least equal to the lesser of (A) the then-fair market value of the Consideration Shares (as the same shall be appropriately adjusted to reflect any dividend, distribution, recapitalization, stock split or combination, or similar event with respect to or affecting the IDT Parent Class B Common Stock following the Closing Date), and (B) the product of $15.83 multiplied by the number of Consideration Shares received at the Closing.

(b) For purposes of this Section 6.09, the fair market value of an asset (other than cash) means the price at which a willing seller would sell, and a willing buyer would buy, such asset in an arms’-length auction transaction, having full knowledge of the facts (including any liabilities relating to such asset); provided, however, that the fair market value of any asset that consists of marketable securities which are listed on the NYSE or quoted on the Nasdaq National Market shall be equal to the product of (x) the number of such marketable securities multiplied by (y) the weighted average (based on trading volume) of the daily closing prices (as of 4:00 p.m. eastern time) per share or unit of such marketable securities as reported on the NYSE or quoted on the Nasdaq National Market, as applicable (and in either case, as published in the Wall Street Journal, or if not published therein or incorrectly published therein, in another authoritative source selected by LMC Animal Planet), for the twenty consecutive trading days ending on the second trading day prior to the date on which such fair market value determination is made.

ARTICLE VII

TAX MATTERS

Section 7.01 Tax Definitions. The following terms, as used in this Article 7, have the following meanings:

“Affiliate” means, with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with the first such person or entity.

“Combined Tax” means any income or franchise Tax payable to any state, local or foreign taxing jurisdiction with respect to any Return that includes any of the Seller Subsidiaries and is filed on, or will be filed on, an affiliated, consolidated, combined or unitary basis.

“Control” means the ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of each other class of stock of the corporation.

“Federal Tax” means any Tax with respect to any Return that includes any of the Seller Subsidiaries and is filed on, or will be filed on, a consolidated basis pursuant to Section 1501 of the Code.

“Final Determination” means (i) any final determination of liability in respect of a Tax that, under Applicable Law, is not subject to further appeal, review or modification through proceedings or otherwise (including the expiration of a statute of limitations or a period for the filing of claims for refunds, amended Returns or appeals from adverse determinations), including a “determination” as defined in Section 1313(a) of the Code or execution of an Internal Revenue Service Form 870AD or (ii) the payment of Tax by IDT Parent, LMC Animal Planet or any of their respective Affiliates, whichever is responsible for payment of such Tax under Applicable Law, with respect to any item disallowed or adjusted by a Taxing Authority (as defined below), provided that such responsible party determines that no action should be taken to recoup such payment and the other party agrees.

“Pre-Closing Tax Period” means any Tax period ending on or before the Closing Date; and, with respect to a Tax period that begins on or before the Closing Date and ends thereafter, the portion of such Tax period ending on the Closing Date.

“Returns” means all returns, statements, reports, and forms (including estimated tax or information returns and reports) relating to, or required to be filed in connection with, any Taxes.

“Tax” means (i) any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any Governmental Entity (a “Taxing Authority”) responsible for the imposition of any such tax (domestic or foreign), and any liability for any of the foregoing as transferee, (ii) in the case of any of the Seller Subsidiaries, liability for the payment of any amount of the type described in clause (i) as a result of having been before the Closing Date a member of an affiliated, consolidated, combined or unitary group, and (iii) liability of any of the Seller Subsidiaries for the payment of any amount as a result of being a party to any Tax Sharing Agreement (other than this Agreement) before the Closing Date.

“Tax Sharing Agreements” means all existing agreements or arrangements (whether or not written) binding any of the Seller Subsidiaries that provide for the allocation, apportionment, sharing or assignment of any Tax liability or benefit.

“Treasury Regulations” means the regulations promulgated under the Code in effect on the date hereof and the corresponding sections of any regulations subsequently issued that amend or supersede such regulations.

Section 7.02 Tax Representations. LMC Animal Planet represents and warrants to IDT Parent that:

(a) Filing and Payment. All material Returns required to be filed with any Taxing Authority with respect to any Pre-Closing Tax Period by or on behalf of any of the Seller Subsidiaries have, to the extent required to be filed on or before the date hereof (taking into account any extension of time within which to file), been filed when due in accordance with all Applicable Laws, and such Returns were true and complete in all material respects. All material Taxes due and payable by any of the Seller Subsidiaries have been timely paid, or withheld and remitted to the appropriate Taxing Authority. There are no Liens on any of the assets of any of the Seller Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax (except for Liens that arise by operation of law for Taxes not yet due and payable).

(b) Procedure and Compliance. There is no claim, audit, action, suit, proceeding or investigation now pending or threatened against or with respect to any of the Seller Subsidiaries in respect of any Tax. All deficiencies or assessments asserted against any of the Seller Subsidiaries by any Taxing Authority have been paid or fully and finally settled.

(c) Consolidation and Similar Arrangements. None of the Seller Subsidiaries has been a member of an affiliated, consolidated, combined or unitary group other than one of which Liberty Parent was the common parent. None of the Seller Subsidiaries has entered into any agreement or arrangement with any Taxing Authority with regard to the Tax liability of any of the Seller Subsidiaries affecting any Tax period for which the applicable statute of limitations, after giving effect to extensions or waivers, has not expired.

(d) Statute of Limitations. None of the Seller Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

(e) Section 355 Matters. None of the Seller Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code (x) in the two years prior to the date of this Agreement or (y) in a distribution which could otherwise constitute part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by this Agreement.

Section 7.03 Covenants.

(a) All Returns required to be filed by LMC Animal Planet or any of its Affiliates on or after the Closing Date with respect to each of the Seller Subsidiaries with respect to any Pre-Closing Tax Period (i) will be filed when due in accordance with all Applicable Laws and (ii) will be true and complete in all material respects.

(b) LMC Animal Planet shall cause Liberty Parent to include each of the Seller Subsidiaries in its consolidated Federal Tax Return and in any Combined Tax Return through the close of business on the Closing Date.

(c) Neither LMC Animal Planet nor any of its Affiliates will take any position on any federal, state, local or foreign income or franchise Return, or take any other Tax reporting position that is inconsistent with the treatment of each of the Mergers as a reorganization within the meaning of Section 368(a) of the Code, unless otherwise required by a Final Determination.

Section 7.04 Tax Sharing. Any and all existing Tax Sharing Agreements (other than this Agreement) shall be terminated with respect to each of the Seller Subsidiaries as of the Closing Date, and after the Closing Date, none of the Seller Subsidiaries shall have any further rights or liabilities thereunder.

Section 7.05 Cooperation On Tax Matters.

(a) IDT Parent and LMC Animal Planet shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the preparation and filing of any Return, and any audit, litigation or other proceeding with respect to Taxes. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. IDT Parent and LMC Animal Planet agree (i) to retain all books and records with respect to Tax matters pertinent to each of the Seller Subsidiaries relating to any Pre-Closing Tax Period, and to abide by all record retention agreements entered into with any Taxing Authority, and (ii) to give the other party reasonable written notice prior to destroying or discarding any such books and records and, if the other party so requests, IDT Parent or LMC Animal Planet, as the case may be, shall allow the other party to take possession of such books and records.

(b) IDT Parent and LMC Animal Planet further agree, upon request, to use all reasonable efforts to obtain any certificate or other document from any Governmental Entity or any other person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed (including but not limited to with respect to the transactions contemplated hereby).

Section 7.06 Tax Indemnification.

(a) LMC Animal Planet hereby indemnifies IDT Parent and its Affiliates (each a “Purchaser Indemnitee”) against and agrees to hold each Purchaser Indemnitee harmless from any (w) Tax of any of the Seller Subsidiaries described in clause (i) of the definition of Tax related to a Pre-Closing Tax Period, (x) Tax described in clause (ii) or (iii) of the definition of Tax, (y) Tax of any of the Seller Subsidiaries resulting from a breach of the provisions of Section 7.02, Section 7.03 or Section 7.04 and (z) liabilities, costs, expenses (including, without limitation, reasonable expenses of investigation and attorneys’ fees and expenses), losses, damages, assessments, settlements or judgments arising out of or incident to the imposition, assessment or assertion of any Tax described in clause (w), (x) or (y) above, (the sum of clauses (w), (x), (y) and (z) being referred to herein as a “Purchaser Loss”); provided, however, that LMC Animal Planet shall not have any indemnity obligation under this Section 7.06(a) in the event such Purchaser Loss results from a breach by IDT Parent or any of its Affiliates of any of the representations and warranties contained in Section 7.08(a) or the covenants contained in Section 7.08(b).

(b) For purposes of this Section 7.06, in the case of any Taxes that are imposed on a periodic basis and are payable for a Tax period that includes (but does not end on) the Closing Date, the portion of such Tax related to the portion of such Tax period ending on and including the Closing Date shall (x) in the case of any Taxes other than gross receipts, sales or use Taxes and Taxes based upon or related to income, be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on and including the Closing Date and the denominator of which is the number of days in the entire Tax period, and (y) in the case of any Tax based upon or related to income and any gross receipts, sales or use Tax, be deemed equal to the amount which would be payable if the relevant Tax period ended on and included the Closing Date. All determinations necessary to give effect to the allocation set forth in the foregoing clause (y) shall be made in a manner consistent with prior practice of LMC Animal Planet.

(c) Not later than 5 days after receipt by LMC Animal Planet of written notice from Purchaser Indemnitee stating that any Purchaser Loss has been incurred by a Purchaser Indemnitee and the amount thereof and of the indemnity payment requested, LMC Animal Planet shall discharge its obligation to indemnify the Purchaser Indemnitee against such Purchaser Loss by paying to Purchaser Indemnitee an amount equal to the amount of such Purchaser Loss. The payment by a Purchaser Indemnitee of any Purchaser Loss shall not relieve LMC Animal Planet of its obligations under this Section 7.06.

(d) Purchaser Indemnitee shall give prompt notice to LMC Animal Planet of any Purchaser Loss or the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under this Section 7.06 which Purchaser Indemnitee deems to be within the ambit of this Section 7.06 (specifying with reasonable particularity the basis therefor) and will give LMC Animal Planet such information with respect thereto as LMC Animal Planet may reasonably request. LMC Animal Planet may, at its own expense, participate in and upon notice to Purchaser Indemnitee, assume the defense of any such suit, action or proceeding (including any Tax audit) in so far as it relates to the Purchaser Loss; provided that (x) counsel for LMC Animal Planet is reasonably satisfactory to Purchaser Indemnitee, (y) LMC Animal Planet shall thereafter consult with Purchaser Indemnitee upon Purchaser Indemnitee’s reasonable request for such consultation from time to time with respect to such suit, action or proceeding (including any Tax audit) and (z) LMC Animal Planet shall not, without Purchaser Indemnitee’s consent, agree to any settlement with respect to any Purchaser Loss if such settlement could adversely affect the Tax liability of Purchaser Indemnitee or any of its Affiliates. If LMC Animal Planet assumes such defense, (i) Purchaser Indemnitee shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by LMC Animal Planet and (ii) LMC Animal Planet shall not assert that the Purchaser Loss, or any portion thereof, with respect to which Purchaser Indemnitee seeks indemnification is not within the ambit of this Section 7.06. If LMC Animal Planet elects not to assume such defense, Purchaser Indemnitee may pay, compromise or contest the Purchaser Loss at issue. LMC Animal Planet shall be liable for the reasonable fees and expenses of counsel employed by Purchaser Indemnitee for any period during which LMC Animal Planet has not assumed the defense thereof. Whether or not LMC Animal Planet chooses to defend or prosecute any claim, all of the parties hereto shall cooperate in the defense or prosecution thereof.

(e) LMC Animal Planet shall not be liable under this Section 7.06 with respect to any Purchaser Loss resulting from a claim or demand the defense of which LMC Animal Planet was not offered the opportunity to assume as provided under Section 7.06(d) to the extent LMC Animal Planet’s liability under this Section 7.06 is materially adversely affected as a result thereof. No investigation by IDT Parent or any of its Affiliates at or prior to the Closing Date shall relieve LMC Animal Planet of any liability hereunder.

(f) Any claim of any Purchaser Indemnitee under this Section 7.06 may be made and enforced by IDT Parent on behalf of such Purchaser Indemnitee.

Section 7.07 Purchase Price Adjustment. Any amount paid by LMC Animal Planet or IDT Parent under this Article 7 or 9 will be treated as an adjustment to the consideration delivered in the Mergers unless a Final Determination or change in Applicable Law (including a revenue ruling or other similar pronouncement) causes any such amount not to constitute an adjustment to the consideration delivered in the Mergers for any applicable Tax purposes.

Section 7.08 IDT Parent Representations, Warranties and Covenants.

(a) Representations and Warranties. IDT Parent represents and warrants to LMC Animal Planet that:

(i) Each of the IDT Subsidiaries is a corporation for U.S. federal income tax purposes and is wholly owned directly by IDT Parent.

(ii) IDT Parent and its Affiliates have no plan or intention to cause any of the Surviving Entities to issue additional shares of their capital stock that would result in IDT Parent losing Control of any of the Surviving Entities.

(iii) Each of the IDT Subsidiaries is a newly formed corporation formed solely for the purpose of engaging in its respective Merger and has engaged in no business activity or operations of any kind other than in connection with its formation and this Agreement. At no time prior to the Effective Time of its respective Merger will any IDT Subsidiary have had any assets (other than nominal assets contributed upon its formation, which assets will be transferred to the Surviving Entity in its respective Merger). Except for obligations or liabilities incurred in connection with the transactions contemplated by this Agreement, none of the IDT Subsidiaries has incurred, directly or indirectly, any obligations or liabilities.

(iv) Neither IDT Parent, nor any person related to IDT Parent within the meaning of Section 1.368-1(e)(3) of the Treasury Regulations, has any plan or intention to redeem, purchase, exchange or otherwise acquire any of the Consideration Shares issued in the Mergers, either directly or through any partnership or other transaction, agreement or arrangement with any other person, other than pursuant to open market purchases as part of a general stock buy back program in which the sellers are anonymous.

(v) As part of the same plan as the Mergers, IDT Parent or a member of IDT Parent’s qualified group of corporations (as defined in Treasury Regulations Section 1.368-1(d)(4)(ii)) will continue each of the Seller Subsidiaries’ “historic business” or use a “significant portion” of each of the Seller Subsidiaries’ “historic business assets” in a business, as such terms are defined in Treasury Regulations Section 1.368-1(d)(2) and (3).

(vi) IDT Parent and its Affiliates have no plan or intention to cause any of the Surviving Entities to: (A) liquidate; (B) merge with or into another corporation or entity; or (C) sell, exchange or otherwise dispose of any of its assets, except for transfers of assets described in Treasury Regulations Section 1.368-2(k).

(vii) IDT Parent and its Affiliates have no plan or intention to sell, exchange or otherwise dispose of any of the capital stock of any of the Surviving Entities, except for transfers of capital stock described in Treasury Regulations Section 1.368-2(k).

(viii) IDT Parent has no plan or intention to: (A) liquidate; (B) merge with or into another corporation or entity; or (C) sell or otherwise dispose of all or substantially all of its assets.

(ix) Each of IDT Parent and each IDT Subsidiary will pay its expenses, if any, incurred in connection with the Mergers.

(x) There is no intercorporate indebtedness existing between IDT Parent (or any of its Affiliates) and any of the Seller Subsidiaries that was issued, acquired or will be settled at a discount.

(xi) Neither IDT Parent nor any of the IDT Subsidiaries is an investment company as defined in Section 368(a)(2)(F)(iii) and (iv) of the Code.

(xii) Neither IDT Parent nor any of the IDT Subsidiaries is under the jurisdiction of a court in a case under Title 11 of the United States Code, or a receivership, foreclosure, or similar proceeding in a federal or state court.

(b) Covenants.

(i) IDT Parent and its Affiliates will comply with all record-keeping and reporting requirements applicable to the Mergers set forth in Treasury Regulation Section 1.368-3.

(ii) Neither IDT Parent nor any of its Affiliates will take any position on any federal, state, local or foreign income or franchise Return, or take any other Tax reporting position that is inconsistent with the treatment of each of the Mergers as a reorganization within the meaning of Section 368(a) of the Code, unless otherwise required by a Final Determination.

(iii) Neither IDT Parent nor any of its Affiliates will take or cause to be taken any action as part of the same plan as the Mergers that would reasonably be expected to cause any of the Mergers to fail to qualify as a reorganization within the meaning of Section 368(a) of the Code.

(iv) Neither IDT Parent nor any of its Affiliates (including, after the Closing, the Surviving Entities) shall effect or engage in any transactions or other actions (other than the actions contemplated by this Agreement) relating to any Surviving Entity out of the ordinary course of business on the Closing Date.

Section 7.09 Transfer Taxes. One-half of all transfer Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement shall be paid by LMC Animal Planet, and one-half of all transfer Taxes and fees (including any penalties and interest) incurred in connection with transactions contemplated by this Agreement shall be paid by IDT Parent, in each case, when due. LMC Animal Planet will, at its own expense, file (or cause its Affiliates to file) all necessary Returns and other documentation with respect to all such Taxes and fees, and, if required by Applicable Law, IDT Parent will, and will cause its Affiliates to, join in the execution of any such Returns and other documentation.

Section 7.10 Survival. Notwithstanding anything in this Agreement to the contrary, (a) the representations and warranties of the parties contained in this Article 7 shall survive for the full period of all applicable statutes of limitations (giving effect to any waiver, mitigation or extension thereof), and (b) the covenants and agreements of the parties in this Article 7 will survive the Closing without limitation unless otherwise contemplated by their terms.

ARTICLE VIII

EMPLOYEE BENEFIT PLANS

Section 8.01 Employee Benefit Plans Representations. LMC Animal Planet represents and warrants to IDT Parent that the transactions contemplated by this Agreement are not transactions described in Section 4063 or 4069 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and none of the Surviving Entities nor any of their respective Affiliates will have or be subject to any liability under Title IV of ERISA with respect to any plan sponsored, maintained or contributed to by any person under “common control” with any Seller Subsidiary prior to the Effective Time of the Merger to which such Seller Subsidiary is party, within the meaning of Section 4001(a)(14) of ERISA.

ARTICLE IX

INDEMNIFICATION

Section 9.01 Indemnification by each of IDT Parent and each IDT Subsidiary. Each of IDT Parent and each IDT Subsidiary covenants and agrees, jointly and severally, to defend, indemnify and save and hold harmless LMC Animal Planet, together with its shareholders, partners, trustees, beneficial owners, attorneys and Representatives from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against LMC Animal Planet or a Seller Subsidiary, or a third party claim) arising out of or resulting from (i) any inaccuracy in or breach of any representation or warranty made by IDT Parent or any IDT Subsidiary in this Agreement or in any writing delivered pursuant to this Agreement (other than in respect of any representation or warranty made pursuant to Article 7, as to which this Section 9.01 shall not apply), and (ii) the failure of IDT Parent or any IDT Subsidiary to perform or observe fully any covenant, agreement or provisions to be performed or observed by it pursuant to this Agreement (other than any covenant, agreement or provision made pursuant to Article 7 of this Agreement, as to which this Section 9.01 shall not apply); provided, that the indemnity agreement contained in this Section 9.01 shall not apply to amounts paid in settlement of any such loss, claims, damage, liability or action if such settlement is effected without the consent of IDT Parent (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary contained herein, IDT Parent and the IDT Subsidiaries shall not be liable for any indemnification payments pursuant to this Section 9.01 in the aggregate in excess of $60 million; provided, however, that there shall be no limitation on indemnification amounts payable by IDT Parent or any IDT Subsidiary pursuant to this Section 9.01 for any breach of the representations and warranties contained in Sections 5.02 (c), (d) and (f).

Section 9.02 Indemnification by LMC Animal Planet. LMC Animal Planet covenants and agrees to defend, indemnify and save and hold harmless IDT Parent and each IDT Subsidiary, together with their respective shareholders, partners, trustees, beneficial owners, attorneys and Representatives from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against IDT Parent or an IDT Subsidiary, or a third party claim), arising out of or resulting from (i) any inaccuracy in or breach of any representation or warranty made by LMC Animal Planet in this Agreement or in any writing delivered pursuant to this Agreement (other than in respect of any representation, warranty made pursuant to Article 7, as to which this Section 9.02 shall not apply), and (ii) the failure of LMC Animal Planet to perform or observe fully any covenant, agreement or provisions to be performed or observed by it pursuant to this Agreement (other than any covenant, agreement or provision made pursuant to Article 7 of this Agreement, as to which this Section 9.02 shall not apply); provided, that the indemnity agreement contained in this Section 9.02 shall not apply to amounts paid in settlement of any such loss, claims, damage, liability or action if such settlement is effected without the consent of LMC Animal Planet (which consent shall not be unreasonably withheld). Notwithstanding anything to the contrary contained herein, LMC Animal Planet shall not be liable for any indemnification payments pursuant to this Section 9.02 in the aggregate in excess of $60 million; provided, however, that there shall be no limitation on indemnification amounts payable by LMC Animal Planet pursuant to this Section 9.02 for any breach of the representations and warranties contained in Section 4.02, the first four sentences of Section 4.03(a) and Article 8.

Section 9.03 Procedure. Each party or person entitled to be indemnified pursuant to this Article 9 (each, an “Indemnified Person”) shall notify each other party to this Agreement in writing of any action against such Indemnified Person in respect of which such other party (each, an “Indemnifying Person”) is or may be obligated to provide indemnification on account of this Article 9, promptly after the receipt of notice of such action. The failure of any Indemnified Person so to notify an Indemnifying Person of any such action shall not relieve such Indemnifying Person from any liability which it may have to such Indemnified Person, except to the extent such Indemnifying Person shall have been materially prejudiced by the failure of such Indemnified Person so to notify it, pursuant to this Section 9.03. In case any such action shall be brought against any Indemnified Person and it shall notify the Indemnifying Persons of the commencement thereof, the Indemnifying Persons shall be entitled to participate in the defense thereof and, to the extent that the Indemnifying Persons may wish to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Person, and after notice to such Indemnified Person of their election so to assume the defense thereof, the Indemnifying Persons will not be liable to such Indemnified Person under this Article 9 for any legal or other expense subsequently incurred by such Indemnified Person in connection with the defense thereof; provided, however, that (i) if the Indemnifying Persons shall elect not to assume the defense of such claim or action or (ii) if the Indemnified Person reasonably determines (x) that there may be a conflict between the positions of the Indemnifying Persons and of the Indemnified Person in defending such claim or action or (y) that there may be legal defenses available to such Indemnified Person different from or in addition to those available to the Indemnifying Persons, then separate counsel for the Indemnified Person shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the Indemnifying Persons shall be liable for any reasonable legal or other expenses incurred by the Indemnified Person in connection therewith.

Section 9.04 Exclusivity of Remedy. The indemnification provisions set forth in Articles 7 and 9 are the sole and exclusive remedy for breach of any and all representations and warranties contained in this Agreement; provided, however, that the foregoing indemnification provisions are in addition to, and not in derogation of, any statutory, equitable, or common law remedy any party may have for breach of any and all covenants and agreements contained in this Agreement. Notwithstanding anything in this Agreement to the contrary, neither LMC Animal Planet or any Seller Subsidiary, on the one hand, nor IDT Parent or any IDT Subsidiary, on the other hand, shall be liable to the other for any indirect, punitive, special, consequential or incidental damages under any provision of this Agreement or for any indirect, punitive, special, consequential or incidental damages arising out of any act or failure to act hereunder, even if such party has been advised of or has foreseen the possibility of such damages.

Section 9.05 Certain Limitations. The indemnification obligations of the parties hereto with respect to claims asserted for any breach of a representation or warranty set forth in Article 4 or 5 prior to expiration of the survival period applicable to such representation or warranty shall survive until such claims are finally adjudicated or otherwise resolved.

Section 9.06 Method of Payment for Certain Indemnification Payments. Any indemnification payments to be made by IDT Parent or an IDT Subsidiary pursuant to Article 9 shall be made by delivering shares of IDT Parent Class B Common Stock. Any shares of IDT Parent Class B Common Stock to be delivered pursuant to this Section 9.06 shall be valued based on the weighted average (based on trading volume) of the daily closing prices (as of 4:00 p.m. eastern time) per share of IDT Parent Class B Common Stock as reported on the NYSE (as published in the Wall Street Journal, or if not published therein or incorrectly published therein, in another authoritative source mutually selected by IDT Parent and LMC Animal Planet) for the twenty consecutive trading days ending on the second trading day prior to the date on which such indemnification payment is made by IDT Parent or an IDT Subsidiary. All such shares of IDT Parent Class B Common Stock so delivered pursuant to this Section 9.06 shall be duly authorized, fully paid, and non-assessable, shall be issued in compliance with all Applicable Law and not be subject to any Liens and shall be treated as Registrable Securities (as defined in the Registration Rights Agreement) for all purposes under the Registration Rights Agreement.

ARTICLE X

TERMINATION

Section 10.01 Termination.

(a) This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time of the Mergers: (i) by mutual written agreement of LMC Animal Planet and IDT Parent, at any time prior to the Closing Date, or (ii) by LMC Animal Planet or IDT Parent if the Closing has not occurred on or prior to February 28, 2005 (the “Outside Date”), or if any Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the Mergers; provided, that the right to terminate this Agreement pursuant to the foregoing clause (ii) shall not be available to any party whose breach of a representation or warranty or failure to fulfill any agreement or obligation under this Agreement was the cause of or resulted in the failure of the Closing to occur by the Outside Date. Any party desiring to terminate this Agreement pursuant to this Section 10.01(a) shall promptly give notice of such termination to the other parties hereto.

(b) If this Agreement is terminated as permitted by Section 10.01(a), such termination shall be without liability of any party to this Agreement (or its Representatives) to any other party to this Agreement (or its Representatives), except with respect to any losses (excluding consequential, indirect, special or incidental damages) that a party (or its Representatives) may incur or suffer as a result of another party’s breach of this Agreement, including, without limitation, (i) any willful failure of the breaching party to fulfill a condition to the performance of the obligations of the non-breaching party, (ii) any failure by the breaching party to perform a covenant made by it in this Agreement or (iii) any breach by the breaching party of any of its representations or warranties contained herein. The provisions of Sections 6.03, 6.05, 11.03 and 11.13 and this Article 10 shall survive any termination of this Agreement.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any party hereto without the prior written consent of the other parties hereto and the attempted or purported assignment shall be void. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 11.02 Survival. Except as expressly provided otherwise herein, and subject to Section 7.10, (i) the representations and warranties of the parties set forth in this Agreement, other than the representations and warranties set forth in Section 5.02(f) which shall survive the Closing indefinitely, shall survive the Closing for a period of three years after the Closing Date, and (ii) the covenants and agreements of the parties set forth in this Agreement shall survive the Closing indefinitely.

Section 11.03 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law thereof.

Section 11.04 Counterparts; Effectiveness. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

Section 11.05 Captions and Headings. The captions and headings used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 11.06 Notices. Unless otherwise provided herein, any notice or other communication required or permitted to be given or effected under this Agreement shall be in writing and shall be deemed effective upon personal or facsimile delivery to the party to be notified or one Business Day after deposit with an internationally recognized courier service, delivery fees prepaid, or three Business Days after deposit with the U.S. mail, return receipt requested, postage prepaid, and in each case, addressed to the party to be notified at the following respective addresses, or at such other addresses or to such other parties as may be designated by written notice by the parties hereto, provided that any notice of change of address shall be deemed effective only upon receipt:

If to IDT Parent or any IDT Subsidiary, to:

IDT Corporation

520 Broad Street

Newark, New Jersey 07102

Attn: Ely Tendler, Esq.

Telephone: (973) 438-3616

Fax: (973) 438-1616

[Name of applicable IDT Subsidiary]

c/o IDT Corporation

520 Broad Street

Newark, New Jersey 07102

Attn: Ely Tendler, Esq.

Telephone: (973) 438-3616

Fax: (973) 438-1616

with a copy to:

Mound, Cotton, Wollan & Greengrass

One Battery Park Plaza

New York, New York 1004

Attn: Thomas R. Weinberger

Telephone: (212) 804-4260

Fax: (212) 344-8066

If to LMC Animal Planet, to:

LMC Animal Planet, Inc.

c/o Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado 80112

Attn: Charles Y. Tanabe

Telephone: (720) 875-5400

Fax: (720) 875-5858

with a copy to:

Baker Botts, L.L.P.

30 Rockefeller Plaza

New York, New York 10112-4998

Attn: Robert W. Murray Jr.

Telephone: (212) 408-2500

Fax: (212) 408-2501

If to any Seller Subsidiary, to:

[Name of applicable Seller Subsidiary]

c/o Liberty Media Corporation

12300 Liberty Boulevard

Englewood, Colorado 80112

Attn: Charles Y. Tanabe

Telephone: (720) 875-5400

Fax: (720) 875-5858

with a copy to:

Baker Botts, L.L.P.

30 Rockefeller Plaza

New York, New York 10112-4998

Attn: Robert W. Murray Jr.

Telephone: (212) 408-2500

Fax: (212) 408-2501

Section 11.07 Amendments and Waivers. All terms of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance or either retroactively or prospectively), only with the written consent of each of LMC Animal Planet and IDT Parent. Any amendment or waiver effected in accordance with this Section 11.07 shall be binding upon each party to this Agreement.

Section 11.08 Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, such provisions shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

Section 11.09 Entire Agreement. This Agreement (and the Exhibits and Schedules hereto) and the Registration Rights Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understanding and discussions among the parties with respect thereto.

Section 11.10 Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event that any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which the parties are entitled at law or in equity.

Section 11.11 Expenses. Except as otherwise expressly set forth in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 11.12 Further Assurances. At and after the Effective Time of each Merger, the officers of the Surviving Entity of such Merger will be authorized to execute and deliver, in the name and on behalf of the Seller Subsidiary party to such Merger or the IDT Subsidiary party to such Merger, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of such Seller Subsidiary or such IDT Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in such Surviving Entity any and all right, title and interest in, to and under any of the rights, properties or assets of such Seller Subsidiary or such IDT Subsidiary acquired or to be acquired by such Surviving Entity as a result of, or in connection with, such Merger.

Section 11.13 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 11.13 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATION TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

Section 11.14 Third Party Beneficiaries. Except as otherwise expressly set forth in this Agreement, this Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed.

LMC ANIMAL PLANET, INC.		IDT CORPORATION

By:	/s/ ALBERT ROSENTHALER	By:	/s/ IRA A. GREENSTEIN
Name:	Albert Rosenthaler	Name:	Ira A. Greenstein
Title:	Senior Vice President	Title:	President

LIBERTY N2P, INC.		IDT LMC-N2P ACQUISITION I, INC.

By:	/s/ ALBERT ROSENTHALER	By:	/s/ IRA A. GREENSTEIN
Name:	Albert Rosenthaler	Name:	Ira A. Greenstein
Title:	Senior Vice President	Title:	Authorized Signatory

LIBERTY N2P II, INC.		IDT LMC-N2P ACQUISITION II, INC.

By:	/s/ ALBERT ROSENTHALER	By:	/s/ IRA A. GREENSTEIN
Name:	Albert Rosenthaler	Name:	Ira A. Greenstein
Title:	Senior Vice President	Title:	Authorized Signatory

LIBERTY N2P III, INC.		IDT LMC-N2P ACQUISITION III, INC.

By:	/s/ ALBERT ROSENTHALER	By:	/s/ IRA A. GREENSTEIN
Name:	Albert Rosenthaler	Name:	Ira A. Greenstein
Title:	Senior Vice President	Title:	Authorized Signatory

And solely for purposes of Section 6.07:

LIBERTY MEDIA CORPORATION

By:	/s/ ALBERT ROSENTHALER
Name:	Albert Rosenthaler
Title:	Senior Vice President

IDT DOMESTIC-UNION, LLC
By: IDT Domestic Telecom, Inc.,
Managing Member

By:	/s/ NORMAN ROSENBERG
Name:	Norman Rosenberg
Title:	Chief Financial Officer

IDT INVESTMENTS, INC.

By:	/s/ GIL BOOSIDAN
Name:	Gil Boosidan
Title:	Treasurer

NTOP HOLDINGS, LLC

By:	/s/ ANTHONY S. DAVIDSON
Name:	Anthony S. Davidson
Title:	Manager